Fidelity®

Blue Chip Growth

Fund

Annual Report

July 31, 2001

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Most fixed-income investments - including corporate, Treasury, mortgage-backed and high-yield securities - realized gains of 4%-8% through the first seven months of 2001, according to the Lehman Brothers indexes that track these bond categories. Conversely, the majority of popular equity market benchmarks reported negative numbers. Growth stocks turned in the weakest performance, while cyclical and smaller-cap value stocks were bid up in anticipation of an economic recovery later this year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Blue Chip Growth	-21.92%	92.12%	322.27%
S&P 500®	-14.33%	103.66%	286.18%
Russell 1000® Growth	-35.06%	82.44%	235.72%
Growth Funds Average	-19.97%	84.98%	242.17%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks - and the performance of the Russell 1000 ® Growth Index - a market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled corporations. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,712 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Blue Chip Growth	-21.92%	13.95%	15.49%
S&P 500	-14.33%	15.29%	14.46%
Russell 1000 Growth	-35.06%	12.78%	12.88%
Growth Funds Average	-19.97%	12.60%	12.66%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund on July 31, 1991. As the chart shows, by July 31, 2001, the value of the investment would have grown to $42,227 - a 322.27% increase on the initial investment. For comparison, look at how the S&P 500 ® did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $38,618 - a 286.18% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

* The Lipper large-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of July 31, 2001, the one year, five year and 10 year cumulative total returns for the large-cap growth funds average were -31.51%, 80.65%, and 225.10%, respectively. The one year, five year and 10 year average annual total returns were -31.51%, 12.17%, and 12.24%, respectively. The one year, five year and 10 year cumulative total returns for the large-cap supergroup average were -19.75%, 82.35%, and 230.83%, respectively. The one year, five year and 10 year average annual total returns were -19.75%, 12.50%, and 12.48%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Helped in part by the Federal Reserve Board's six interest-rate cuts in 2001, there was good news for equity investors in the second quarter of the year. From April through June, stocks enjoyed their best quarterly performance since the final quarter of 1999. Unfortunately, that did little to ease the losses incurred in the remainder of the 12-month period ending July 31, 2001. A slowing economy, poor corporate earnings and sharply reduced capital spending quickly ended the speculative excesses of the late 1990s. Instead, investors refocused on individual company fundamentals, earnings and valuations. The result was a considerable sell-off of technology and telecommunications stocks, and a return to prominence for value stocks, the perennial laggards of the most recent bull market. This dramatic shift is well illustrated in the recent performance of growth- and value-related stock market benchmarks. For the 12-month period ending July 31, 2001, the Russell 2000® Value Index - a measure of small-cap value stock performance - gained 23.75%. Its large-cap growth counterpart, the Russell 1000® Growth Index, declined 35.06%. Other growth-oriented indexes also posted losses. The large-cap weighted Standard & Poor's 500SM Index fell 14.33%, while the tech-heavy NASDAQ Composite® Index staggered to a -46.06% return. The Dow Jones Industrial AverageSM, a blend of 30 blue-chip companies - 23 of which fall into the value category - finished the period up 1.68%.

(Portfolio Manager photograph)
An interview with John McDowell, Portfolio Manager of Fidelity Blue Chip Growth Fund

Q. How did the fund perform, John?

A. For the one-year period that ended July 31, 2001, the fund declined 21.92%, compared to -14.33% for the Standard & Poor's 500 Index, -35.06% for the Russell 1000 Growth Index and -19.97% for the growth funds average tracked by Lipper Inc.

Q. What factors restrained performance during the past 12 months?

A. Following several strong years of solid performance driven by strength in technology stocks, relative performance slipped during the past 12 months. I've always managed the fund with a bias toward growth stocks. This has served me well in recent years, but the broad weakness among technology and telecommunications stocks during the past year has been a drag on fund performance. Reflecting the weakness in technology stocks, the Russell 1000 Growth Index - a proxy for large capitalization growth stocks - fell more than 35% during the past 12 months. Compared with our Lipper peer group, the stocks we own tend to be somewhat larger given the blue-chip nature of our holdings. On balance, this hurt relative performance in the recent period, one where small-cap stocks as measured by the Russell 2000® Index - a benchmark of small-cap stocks - fell only 1.71%.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did the market environment influence the fate of large-cap growth stocks overall?

A. The lion's share of market performance from the beginning of 1996 through the first quarter of 2000 was concentrated in the large-cap growth segment of the market. In fact, through much of that bull market, smaller-cap and value stocks performed poorly on both absolute and relative measures. This pattern was reversed through the balance of 2000 and in the first half of 2001. Looking at the broad market, technology stocks plunged more than 50% on average during the past year. On the other hand, economically sensitive cyclical, energy and financial services stocks rose modestly during the same period. Technology stocks benefited from a capital-spending boom in the late 1990s. As spending slowed during the past year or so, the earnings growth rates of technology and related companies also slowed and their stocks declined. At the same time, the economy moderated and interest rates fell. This turn of events made many value and small-cap stocks - which did not benefit from the late-1990s spending boom - relatively attractive. Falling interest rates did help certain segments of the large-cap growth market, including health care and consumer products, which posted modest gains for the year.

Q. Specifically, which stocks helped fund performance the most?

A. Over the course of the year, selected positions in stable growing companies performed in line with expectations. These names included: financial services stocks Fannie Mae, Freddie Mac and Ambac; health care services and product providers Tenet Healthcare, Bristol-Myers Squibb and Cardinal Health; consumer staples holdings Philip Morris and Quaker Oats; and certain technology stocks that bucked the trend, namely PeopleSoft. The common theme among these stocks was their ability to grow earnings in a tough economic environment.

Q. Which stocks detracted from performance?

A. The fund's growth bias overwhelmed any positives from the past year. About a third of the fund's assets were invested in the technology sector, compared to about a quarter of the S&P 500®. The fund's biggest detractors included some of the best-known and most successful companies of the past decade - specifically Cisco Systems, EMC, Ciena and Sun Microsystems. Their share prices each declined between 68%-76% during the period. Additionally, banks are not well represented in our investment universe because of their generally slower long-term growth prospects. Consequently, the fund was underrepresented in one of the S&P's top-performing groups of the past year, which hurt our relative results.

Q. John, what's your outlook?

A. I don't anticipate changing my investment focus, which is to stay fully invested in growth stocks. Compared with the S&P 500, I'm placing the most emphasis on the two highest-growth areas of the market: technology and health care. I'm not, however, taking as big a stance in these sectors as is reflected in the Russell 1000 Growth benchmark. Expecting continued weakness in technology capital spending, particularly in the communications segment, I'll remain selective - overweighting those companies I feel have the best growth prospects in the year ahead.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks growth of capital over the long term by investing mainly in common stocks of well-known and established companies

Fund number: 312

Trading symbol: FBGRX

Start date: December 31, 1987

Size: as of July 31, 2001, more than $23.0 billion

Manager: John McDowell, since 1996; leader, Fidelity Growth Funds Group; manager, Fidelity Large-Cap Stock Fund, 1995-1996; joined Fidelity in 1985

John McDowell on the technology sector:

"There's a tremendous amount of negative sentiment surrounding the technology sector today. However, during the past year, I believe the environment for technology actually has improved for stock pickers. In the late 1990s, strong capital spending growth lifted all ships. Stocks became overvalued based on flawed market assumptions and unproven business models. In many cases, hype, not earnings growth, drove stock prices.

"Looking ahead, capital spending declines probably will be followed by only moderate spending growth as financing for technology projects becomes harder to come by. From an equity perspective, this puts a premium on fundamental analysis. Over the next several years, new technology product cycles and stock valuations will be more important determinants of tech stock performance than in recent years, and thoughtful analysis will once again play the most important role in picking the winners here.

"I'm fortunate to have a deep bench of technology analysts dedicated to evaluating technology trends and business models, and focused on discerning the winners from the losers in all the various segments of the tech sector. I feel this gives me an edge in picking stocks in the more discriminating environment we are likely to see in the years ahead."

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	5.1	4.7
Microsoft Corp.	4.7	3.2
Pfizer, Inc.	4.1	3.5
Intel Corp.	3.5	2.9
AOL Time Warner, Inc.	2.9	2.3
Wal-Mart Stores, Inc.	2.3	1.7
Bristol-Myers Squibb Co.	1.9	1.9
Philip Morris Companies, Inc.	1.9	1.9
Citigroup, Inc.	1.8	1.7
American International Group, Inc.	1.8	1.5
	30.0
Top Five Market Sectors as of July 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	25.9	34.7
Health Care	18.8	16.2
Consumer Discretionary	15.3	12.0
Industrials	10.8	8.9
Financials	10.7	11.0
Asset Allocation (% of fund's net assets)
As of July 31, 2001 *		As of January 31, 2001 **
	Stocks 97.5%		Stocks 97.3%
	Short-Term Investments and Net Other Assets 2.5%		Short-Term Investments and Net Other Assets 2.7%
* Foreign investments	2.3%	** Foreign investments	2.9%

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Annual Report

Investments July 31, 2001

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 15.3%
Hotels, Restaurants & Leisure - 0.4%
McDonald's Corp.	3,277,100	$ 95,495
Household Durables - 0.6%
Leggett & Platt, Inc.	1,463,600	35,082
Sony Corp.	499,500	24,735
Sony Corp. sponsored ADR	1,318,100	65,272
		125,089
Media - 7.8%
AOL Time Warner, Inc. (a)	14,505,032	659,254
AT&T Corp. - Liberty Media Group Class A (a)	3,065,200	48,216
Clear Channel Communications, Inc. (a)	2,274,900	133,309
Comcast Corp. Class A (special) (a)	2,051,500	78,019
Cox Communications, Inc. Class A (a)	1,765,600	72,266
EchoStar Communications Corp. Class A (a)	1,013,600	30,155
Gemstar-TV Guide International, Inc. (a)	716,600	29,087
General Motors Corp. Class H	2,760,700	53,282
McGraw-Hill Companies, Inc.	1,750,800	107,447
Omnicom Group, Inc.	2,556,100	223,326
The New York Times Co. Class A	1,541,600	71,376
Viacom, Inc. Class B (non-vtg.) (a)	4,680,496	233,089
Walt Disney Co.	2,510,100	66,141
		1,804,967
Multiline Retail - 3.3%
BJ's Wholesale Club, Inc. (a)	552,190	30,923
Costco Wholesale Corp. (a)	1,956,110	84,211
Family Dollar Stores, Inc.	2,153,600	64,414
Kmart Corp. (a)	3,448,700	39,901
Kohls Corp. (a)	338,900	19,412
Wal-Mart Stores, Inc.	9,365,455	523,529
		762,390
Specialty Retail - 3.2%
Best Buy Co., Inc. (a)	1,324,000	88,655
CDW Computer Centers, Inc. (a)	590,600	25,378
Gap, Inc.	3,732,850	101,944
Home Depot, Inc.	7,170,100	361,158
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Lowe's Companies, Inc.	3,354,900	$ 128,090
Staples, Inc. (a)	2,050,500	30,737
		735,962
TOTAL CONSUMER DISCRETIONARY		3,523,903
CONSUMER STAPLES - 9.4%
Beverages - 2.1%
Anheuser-Busch Companies, Inc.	577,700	25,020
PepsiCo, Inc.	3,040,890	141,797
The Coca-Cola Co.	7,079,500	315,746
		482,563
Food & Drug Retailing - 0.7%
Albertson's, Inc.	38,200	1,250
CVS Corp.	1,311,900	47,242
Rite Aid Corp. (a)	3,713,800	31,271
Walgreen Co.	2,289,200	77,146
		156,909
Food Products - 0.9%
Hershey Foods Corp.	842,500	50,853
Kraft Foods, Inc. Class A	799,500	24,745
Quaker Oats Co.	882,940	77,699
Wm. Wrigley Jr. Co.	1,315,700	65,680
		218,977
Household Products - 2.1%
Colgate-Palmolive Co.	2,492,800	135,110
Kimberly-Clark Corp.	2,241,200	136,287
Procter & Gamble Co.	2,836,200	201,427
		472,824
Personal Products - 1.7%
Avon Products, Inc.	2,430,400	112,746
Estee Lauder Companies, Inc. Class A	2,074,900	82,062
Gillette Co.	7,136,300	198,889
		393,697
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 1.9%
Philip Morris Companies, Inc.	9,455,600	$ 430,230
TOTAL CONSUMER STAPLES		2,155,200
ENERGY - 3.8%
Energy Equipment & Services - 1.0%
Baker Hughes, Inc.	3,137,000	111,614
Schlumberger Ltd. (NY Shares)	823,100	44,242
Transocean Sedco Forex, Inc.	1,275,500	41,186
Weatherford International, Inc. (a)	887,200	37,395
		234,437
Oil & Gas - 2.8%
Chevron Corp.	2,579,900	235,777
Exxon Mobil Corp.	5,672,800	236,896
Phillips Petroleum Co.	969,100	55,326
TotalFinaElf SA Class B	766,900	108,716
		636,715
TOTAL ENERGY		871,152
FINANCIALS - 10.7%
Banks - 1.4%
Bank of New York Co., Inc.	1,178,100	52,850
Bank One Corp.	3,583,800	138,729
Mellon Financial Corp.	1,146,700	43,598
Northern Trust Corp.	458,300	29,240
U.S. Bancorp	2,296,811	54,526
		318,943
Diversified Financials - 6.8%
AMBAC Financial Group, Inc.	326,290	18,775
American Express Co.	3,892,029	156,966
Charles Schwab Corp.	2,126,600	31,878
Citigroup, Inc.	8,423,954	422,967
Fannie Mae	3,480,900	289,785
Freddie Mac	4,556,700	311,861
Household International, Inc.	853,800	56,598
Merrill Lynch & Co., Inc.	1,961,600	106,397
Moody's Corp.	717,100	23,851
Morgan Stanley Dean Witter & Co.	1,585,500	94,845
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
Nomura Securities Co. Ltd.	1,518,000	$ 24,764
State Street Corp.	670,800	36,069
		1,574,756
Insurance - 2.5%
AFLAC, Inc.	1,330,000	39,341
Allstate Corp.	2,150,300	75,174
American International Group, Inc.	4,882,855	406,498
MBIA, Inc.	1,074,150	60,324
		581,337
TOTAL FINANCIALS		2,475,036
HEALTH CARE - 18.8%
Biotechnology - 2.1%
Amgen, Inc. (a)	3,674,800	230,447
Human Genome Sciences, Inc. (a)	1,123,100	57,031
IDEC Pharmaceuticals Corp. (a)	1,224,200	66,082
Immunex Corp. (a)	2,360,700	36,402
Millennium Pharmaceuticals, Inc. (a)	1,221,900	38,221
Protein Design Labs, Inc. (a)	785,400	43,747
Vertex Pharmaceuticals, Inc. (a)	159,000	6,352
		478,282
Health Care Equipment & Supplies - 1.5%
Guidant Corp. (a)	2,308,300	73,589
Medtronic, Inc.	5,438,600	261,216
		334,805
Health Care Providers & Services - 2.0%
Cardinal Health, Inc.	1,833,875	135,028
HCA - The Healthcare Co.	2,376,200	109,186
McKesson HBOC, Inc.	2,710,600	112,354
Tenet Healthcare Corp. (a)	2,033,000	112,852
		469,420
Pharmaceuticals - 13.2%
Abbott Laboratories	3,457,800	185,304
Allergan, Inc.	1,224,800	92,215
American Home Products Corp.	4,947,400	298,378
Bristol-Myers Squibb Co.	7,583,800	448,506
Elan Corp. PLC sponsored ADR (a)	1,703,000	98,348
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Eli Lilly & Co.	2,289,300	$ 181,496
Forest Laboratories, Inc. (a)	1,354,400	106,388
Johnson & Johnson	3,460,204	187,197
King Pharmaceuticals, Inc. (a)	282,933	12,789
Merck & Co., Inc.	4,671,400	317,562
Pfizer, Inc.	22,820,500	940,661
Pharmacia Corp.	558,300	24,911
Sanofi-Synthelabo SA	500,000	31,434
Schering-Plough Corp.	2,856,600	111,550
		3,036,739
TOTAL HEALTH CARE		4,319,246
INDUSTRIALS - 10.8%
Aerospace & Defense - 0.3%
Boeing Co.	362,800	21,235
General Dynamics Corp.	762,600	61,687
		82,922
Building Products - 0.3%
Masco Corp.	2,531,000	63,807
Commercial Services & Supplies - 1.8%
Automatic Data Processing, Inc.	2,107,780	107,391
Cendant Corp. (a)	1,645,200	33,480
Cintas Corp.	1,012,500	50,797
Concord EFS, Inc. (a)	1,118,700	64,191
Ecolab, Inc.	1,450,000	58,058
First Data Corp.	1,138,900	78,949
Sabre Holdings Corp. Class A (a)	84,900	4,174
The BISYS Group, Inc. (a)	252,900	13,528
		410,568
Industrial Conglomerates - 6.2%
General Electric Co.	27,279,400	1,186,647
Minnesota Mining & Manufacturing Co.	584,100	65,349
Tyco International Ltd.	3,543,500	188,514
		1,440,510
Machinery - 1.7%
Danaher Corp.	1,797,800	101,738
Illinois Tool Works, Inc.	1,713,000	107,919
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Ingersoll-Rand Co.	1,998,850	$ 87,310
Parker Hannifin Corp.	2,094,100	93,606
		390,573
Road & Rail - 0.5%
Burlington Northern Santa Fe Corp.	1,223,900	32,727
Union Pacific Corp.	1,399,800	75,155
		107,882
TOTAL INDUSTRIALS		2,496,262
INFORMATION TECHNOLOGY - 25.9%
Communications Equipment - 3.4%
Brocade Communications System, Inc. (a)	1,498,700	49,322
CIENA Corp. (a)	2,267,000	75,128
Cisco Systems, Inc. (a)	18,450,300	354,615
Comverse Technology, Inc. (a)	777,100	21,976
Corning, Inc.	2,047,800	32,069
Finisar Corp. (a)	2,300,900	26,299
Lucent Technologies, Inc.	1,878,214	12,584
Motorola, Inc.	1,433,300	26,788
QUALCOMM, Inc. (a)	2,741,100	173,320
Tellium, Inc.	34,600	455
		772,556
Computers & Peripherals - 3.8%
Dell Computer Corp. (a)	8,157,400	219,679
EMC Corp. (a)	4,710,300	92,887
International Business Machines Corp.	3,647,500	383,753
Lexmark International, Inc. Class A (a)	276,880	12,659
Sun Microsystems, Inc. (a)	9,838,600	160,271
		869,249
Electronic Equipment & Instruments - 1.0%
Agilent Technologies, Inc. (a)	1,594,974	45,632
Flextronics International Ltd. (a)	2,764,800	75,175
Sanmina Corp. (a)	2,108,000	45,975
Symbol Technologies, Inc.	1,091,400	13,544
Tektronix, Inc. (a)	1,687,300	38,285
Waters Corp. (a)	84,300	2,487
		221,098
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.6%
Check Point Software Technologies Ltd. (a)	801,900	$ 35,476
Openwave Systems, Inc. (a)	704,142	17,998
VeriSign, Inc. (a)	1,256,300	68,607
Yahoo!, Inc. (a)	425,200	7,492
		129,573
IT Consulting & Services - 0.7%
Computer Sciences Corp. (a)	1,898,800	68,566
Electronic Data Systems Corp.	1,608,000	102,671
		171,237
Office Electronics - 0.1%
Ricoh Co. Ltd.	1,772,000	33,159
Semiconductor Equipment & Products - 8.8%
Altera Corp. (a)	2,410,100	72,448
Analog Devices, Inc. (a)	1,852,600	85,220
Applied Materials, Inc. (a)	2,614,900	119,919
Integrated Device Technology, Inc. (a)	1,763,500	64,985
Intel Corp.	26,818,740	799,467
International Rectifier Corp. (a)	1,455,000	54,330
KLA-Tencor Corp. (a)	2,570,500	139,809
LAM Research Corp. (a)	1,264,700	35,399
Linear Technology Corp.	1,457,460	63,516
LSI Logic Corp. (a)	1,488,100	32,411
Micron Technology, Inc. (a)	3,742,500	157,185
Novellus Systems, Inc. (a)	1,580,900	80,578
PMC-Sierra, Inc. (a)	727,000	22,035
Teradyne, Inc. (a)	2,122,800	72,133
Texas Instruments, Inc.	4,351,800	150,137
Vitesse Semiconductor Corp. (a)	1,409,400	27,892
Xilinx, Inc. (a)	1,509,300	60,372
		2,037,836
Software - 7.5%
Adobe Systems, Inc.	1,043,368	39,116
BEA Systems, Inc. (a)	1,246,000	27,474
BMC Software, Inc. (a)	1,606,900	32,138
Computer Associates International, Inc.	4,766,100	164,335
Compuware Corp. (a)	1,192,600	16,339
Electronic Arts, Inc. (a)	421,800	24,009
Microsoft Corp. (a)	16,300,500	1,078,930
Oracle Corp. (a)	10,249,400	185,309
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
PeopleSoft, Inc. (a)	2,651,900	$ 115,808
VERITAS Software Corp. (a)	1,260,865	53,473
		1,736,931
TOTAL INFORMATION TECHNOLOGY		5,971,639
MATERIALS - 0.5%
Chemicals - 0.2%
Praxair, Inc.	936,900	42,479
Metals & Mining - 0.3%
Alcoa, Inc.	1,665,100	65,322
TOTAL MATERIALS		107,801
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.6%
AT&T Corp.	7,569,024	152,970
SBC Communications, Inc.	4,701,400	211,704
		364,674
Wireless Telecommunication Services - 0.2%
AT&T Wireless Services, Inc. (a)	910,111	17,010
Sprint Corp. - PCS Group Series 1 (a)	844,200	21,882
Triton PCS Holdings, Inc. Class A (a)	293,800	11,370
		50,262
TOTAL TELECOMMUNICATION SERVICES		414,936
UTILITIES - 0.5%
Electric Utilities - 0.3%
AES Corp. (a)	1,813,000	69,438
Multi-Utilities - 0.2%
Enron Corp.	1,191,700	54,044
TOTAL UTILITIES		123,482
TOTAL COMMON STOCKS (Cost $17,706,676)		22,458,657
Convertible Preferred Stocks - 0.0%
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (c) (Cost $2,276)	132,000	$ 224
Cash Equivalents - 2.6%

Fidelity Cash Central Fund, 3.98% (b) (Cost $602,633)	602,633,028	602,633
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $18,311,585)		23,061,514
NET OTHER ASSETS - (0.1)%		(29,089)
NET ASSETS - 100%		$ 23,032,425
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies Series E	9/19/00	$ 2,276
Other Information

Purchases of securities, other than short-term securities, aggregated $12,352,138,000. Sales of securities, other than short-term securities, aggregated $11,830,507,000, of which $491,695,000 represents the value of securities delivered in redemption of fund shares. The realized gain of $247,523,000 on securities delivered in redemption of fund shares is not taxable to the fund.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $829,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $224,000 or 0% of net assets.

Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $18,326,460,000. Net unrealized appreciation aggregated $4,735,054,000, of which $6,442,528,000 related to appreciated investment securities and $1,707,474,000 related to depreciated investment securities.

The fund hereby designates approximately $1,136,979,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $1,105,537,000 of losses recognized during the period November 1, 2000 to July 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2001
Assets
Investment in securities, at value (cost $18,311,585) - See accompanying schedule		$ 23,061,514
Cash		202
Receivable for investments sold		127,135
Receivable for fund shares sold		15,724
Dividends receivable		9,902
Interest receivable		1,818
Other receivables		49
Total assets		23,216,344
Liabilities
Payable for investments purchased	$ 126,192
Payable for fund shares redeemed	42,914
Accrued management fee	10,028
Other payables and accrued expenses	4,785
Total liabilities		183,919
Net Assets		$ 23,032,425
Net Assets consist of:
Paid in capital		$ 19,385,764
Undistributed net investment income		2,779
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,106,060)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,749,942
Net Assets, for 510,952 shares outstanding		$ 23,032,425
Net Asset Value, offering price and redemption price per share ($23,032,425 ÷ 510,952 shares)		$45.08

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2001
Investment Income Dividends		$ 191,879
Interest		41,292
Security lending		261
Total income		233,432
Expenses
Management fee Basic fee	$ 152,130
Performance adjustment	21,538
Transfer agent fees	58,844
Accounting and security lending fees	1,505
Non-interested trustees' compensation	10
Custodian fees and expenses	554
Registration fees	356
Audit	118
Legal	85
Reports to shareholders	644
Miscellaneous	100
Total expenses before reductions	235,884
Expense reductions	(5,356)	230,528
Net investment income		2,904
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(483,867)
Foreign currency transactions	(124)	(483,991)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(6,081,456)
Assets and liabilities in foreign currencies	80	(6,081,376)
Net gain (loss)		(6,565,367)
Net increase (decrease) in net assets resulting from operations		$ (6,562,463)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2001	Year ended July 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ 2,904	$ (4,315)
Net realized gain (loss)	(483,991)	972,226
Change in net unrealized appreciation (depreciation)	(6,081,376)	3,324,104
Net increase (decrease) in net assets resulting from operations	(6,562,463)	4,292,015
Distributions to shareholders From net investment income	-	(62,509)
From net realized gain	(1,244,515)	(924,054)
Total distributions	(1,244,515)	(986,563)
Share transactions Net proceeds from sales of shares	6,149,616	8,736,745
Reinvestment of distributions	1,219,279	966,621
Cost of shares redeemed	(5,683,556)	(7,538,958)
Net increase (decrease) in net assets resulting from share transactions	1,685,339	2,164,408
Total increase (decrease) in net assets	(6,121,639)	5,469,860
Net Assets
Beginning of period	29,154,064	23,684,204
End of period (including undistributed net investment income of $2,779 and $0, respectively)	$ 23,032,425	$ 29,154,064
Other Information Shares
Sold	118,810	150,185
Issued in reinvestment of distributions	20,917	18,221
Redeemed	(112,646)	(129,754)
Net increase (decrease)	27,081	38,652

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 60.25	$ 53.20	$ 47.06	$ 41.21	$ 30.76
Income from Investment Operations
Net investment income (loss) C	.01	(.01)	.16	.22	.28
Net realized and unrealized gain (loss)	(12.66)	9.27	8.14	7.64	12.70
Total from investment operations	(12.65)	9.26	8.30	7.86	12.98
Less Distributions
From net investment income	-	(.14)	(.10)	(.26)	(.28)
From net realized gain	(2.52)	(2.07)	(2.06)	(1.75)	(2.25)
Total distributions	(2.52)	(2.21)	(2.16)	(2.01)	(2.53)
Net asset value, end of period	$ 45.08	$ 60.25	$ 53.20	$ 47.06	$ 41.21
Total Return A, B	(21.92)%	17.97%	19.30%	20.17%	45.50%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 23,032	$ 29,154	$ 23,684	$ 17,006	$ 12,877
Ratio of expenses to average net assets	.89%	.88%	.71%	.72%	.80%
Ratio of expenses to average net assets after all expense reductions	.87% D	.86% D	.70% D	.70% D	.78% D
Ratio of net investment income (loss) to average net assets	.01%	(.02)%	.32%	.52%	.81%
Portfolio turnover rate	46%	40%	38%	49%	51%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former one time sales charge.

C Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2001

1. Significant Accounting Policies.

Fidelity Blue Chip Growth Fund (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for redemptions in kind and losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .66% of average net assets after the performance adjustment.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. Shares purchased before October 12, 1990 are subject to a 1% deferred sales charge upon redemption. For the period, FDC received deferred sales charges of $21,000 on redemption of shares of the fund.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $3,161,000 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $3,000 and $2,192,000, respectively.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund, (the Fund), a fund of Fidelity Securities Fund, including the portfolio of investments, as of July 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
September 7, 2001

Annual Report

Distributions

The fund designates 81% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

John McDowell, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

Citibank, N.A.
New York, NY

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund ®

Contrafund®II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Tax Managed Stock Fund

TechnoQuant® Growth Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

BCF-ANN-0901 144015
1.536058.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Dividend Growth

Fund

Annual Report

July 31, 2001

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Most fixed-income investments - including corporate, Treasury, mortgage-backed and high-yield securities - realized gains of 4%-8% through the first seven months of 2001, according to the Lehman Brothers indexes that track these bond categories. Conversely, the majority of popular equity market benchmarks reported negative numbers. Growth stocks turned in the weakest performance, while cyclical and smaller-cap value stocks were bid up in anticipation of an economic recovery later this year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® Dividend Growth	4.58%	151.99%	378.71%
S&P 500 ®	-14.33%	103.66%	224.54%
Growth Funds Average	-19.97%	84.98%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 27, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,712 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.(dagger)

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Dividend Growth	4.58%	20.30%	20.86%
S&P 500	-14.33%	15.29%	15.31%
Growth Funds Average	-19.97%	12.60%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity ® Dividend Growth Fund on April 27, 1993, when the fund started. As the chart shows, by July 31, 2001, the value of the investment would have grown to $47,871 - a 378.71% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $32,454 - a 224.54% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of July 31, 2001, the one year, and five year cumulative total returns for the large-cap core funds average were, -15.24% and 83.68%, respectively. The one year and five year average annual total returns were, -15.24% and 12.72%, respectively. The one year and five year cumulative total returns for the large-cap supergroup average were, -19.75% and 82.35%, respectively. The one year and five year average annual total returns were, -19.75% and 12.50%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Helped in part by the Federal Reserve Board's six interest-rate cuts in 2001, there was good news for equity investors in the second quarter of the year. From April through June, stocks enjoyed their best quarterly performance since the final quarter of 1999. Unfortunately, that did little to ease the losses incurred in the remainder of the 12-month period ending July 31, 2001. A slowing economy, poor corporate earnings and sharply reduced capital spending quickly ended the speculative excesses of the late 1990s. Instead, investors refocused on individual company fundamentals, earnings and valuations. The result was a considerable sell-off of technology and telecommunications stocks, and a return to prominence for value stocks, the perennial laggards of the most recent bull market. This dramatic shift is well illustrated in the recent performance of growth- and value-related stock market benchmarks. For the 12-month period ending July 31, 2001, the Russell 2000® Value Index - a measure of small-cap value stock performance - gained 23.75%. Its large-cap growth counterpart, the Russell 1000® Growth Index, declined 35.06%. Other growth-oriented indexes also posted losses. The large-cap weighted Standard & Poor's 500SM Index fell 14.33%, while the tech-heavy NASDAQ Composite® Index staggered to a -46.06% return. The Dow Jones Industrial AverageSM, a blend of 30 blue-chip companies - 23 of which fall into the value category - finished the period up 1.68%.

(Portfolio Manager photograph)
An interview with Charles Mangum, Portfolio Manager of Fidelity Dividend Growth Fund

Q. How did the fund perform, Charles?

A. For the 12 months that ended July 31, 2001, the fund returned 4.58%. This compared favorably to the Standard & Poor's 500 Index, which declined 14.33% during the same period, and to the growth funds average, which returned -19.97% according to Lipper Inc.

Q. What factors helped the fund outperform both its index and peers during the period?

A. The fund emphasizes stable-growth stocks, and investors continued to be attracted to stable growth as the economy slowed, technology stocks suffered and corporate earnings trended downward. Several of the fund's finance-related holdings performed well during the period, and I was able to make some good individual picks within the technology sector that added to the fund's return. Overall, the past 12 months was a period in which investors looked for growth at a reasonable price, and they zeroed in on fundamentals and valuations. The fund tends to perform well in this type of climate.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Finance stocks accounted for just over 19% of the fund's investments at the end of the period. How did this group perform?

A. Financials in general performed very well during the period as the Federal Reserve Board continued to cut short-term interest rates. Bank stocks tend to perform well in a rate-cutting environment, because the majority of their borrowing activity is of the short-term variety. Thus, names like PNC Financial Services and Comerica were very good stocks for the fund. Non-bank stocks also did well, most notably Fannie Mae, which benefited from lower mortgage rates and more loan application activity. Fannie Mae was the fund's best individual finance contributor during the period.

Q. You were able to find some good performers within the volatile technology group. Where did you find opportunities?

A. Good security selection among some of the fund's smaller technology-related holdings helped. The fund will typically own blue-chip tech names such as Microsoft, IBM and Dell Computer, because I consider them high-quality investments for the long term. While these names didn't perform particularly well during the overall period, the impact to the portfolio was offset by the strong performances of several smaller tech stocks, including Computer Associates, Electronic Data Systems and Siebel Systems.

Q. The fund got a nice boost from its energy-related investments during the period, particularly Conoco . . .

A. Energy stocks performed well as investors embraced the notion that gas and oil drilling activity would pick up. I had small positions in several of the large, integrated oil companies, but medium-sized Conoco was the best performer of them all. The stock was relatively inexpensive, Conoco's management watched capital expenditures very closely and the company continued to grow at a healthy rate. Other positive performers within the energy group during the period were Devon Energy and Chevron.

Q. Pharmaceutical stocks endured a tough period, but health care as a group performed well for the fund. Why?

A. Cardinal Health was a big reason. Cardinal - a wholesale distributor of pharmaceuticals and a service provider to the health care industry - has long been a well-managed company with superb earnings growth. Cardinal was the fund's best health performer during the period. Several of the fund's drug stocks, however, were hampered by process-related problems through much of the period. Schering-Plough, for instance, experienced manufacturing problems with several of its products, and Bristol-Myers Squibb - which contributed positively during the period - ran into patent-related issues. It's also worth noting that drug stocks were coming off a tremendous one-year run entering the period, and many investors sold their holdings to lock in gains.

Q. Which stocks would you characterize as disappointments?

A. Cisco Systems and Sun Microsystems performed poorly as the Internet and telecommunications infrastructure industries struggled with overcapacity and weakening demand. Other disappointments included Nortel Networks, Intel and drug stock Eli Lilly.

Q. What's your outlook?

A. I plan to just keep plugging along, looking for the best stock stories I can find. I don't pay much attention to market noise, because I firmly believe that thorough research is the most critical factor in striving for good, long-term performance. I'll be keeping an eye on corporate technology budgets as we move ahead, since any pick-up in spending may make for more opportunities in technology.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to increase the value of the fund's shares by investing mainly in common stocks of companies that have the potential to increase their current dividend or begin paying a dividend

Fund number: 330

Trading symbol: FDGFX

Start date: April 27, 1993

Size: as of July 31, 2001, more than $14.4 billion

Manager: Charles Mangum, since 1997; manager, Fidelity OTC Portfolio, 1996-1997; Fidelity Convertible Securities Fund, 1995-1996; Fidelity Select Health Care Portfolio, 1992-1995; joined Fidelity in 1990

Charles Mangum talks about two market shifts:

"Over the past year, we've seen a marked change in terms of how investors value stocks, and the market has generally rewarded smaller-sized stocks.

"In a nutshell, investors are spending more time studying stocks before they buy them. During the past couple of years, it seemed as though people were determined to find the fastest-growing stocks, regardless of their earnings profiles. After the technology group collapsed, investors began to pay more attention to sustainable earnings growth rates. They also spent more time determining how much they were willing to pay for that growth. These are positive trends.

"Along the way, the market over the past six months rewarded more of the mid- and small-cap value names. I typically invest in large-cap growth names, but I have been underweighted in mega-cap stocks, or those with market capitalizations in excess of $50 billion. Overall, this de-emphasis on mega-caps contributed positively to the fund's performance. If you look at the fund's top-performing stocks during the period, most had market caps of $20 billion or less, including Cardinal Health, Comerica and Conoco."

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Cardinal Health, Inc.	6.9	5.9
Bristol-Myers Squibb Co.	5.5	3.5
Clear Channel Communications, Inc.	4.4	4.8
Conoco, Inc. Class B	3.4	3.1
Fannie Mae	2.9	5.1
Microsoft Corp.	2.4	1.9
Schering-Plough Corp.	2.4	4.9
Comerica, Inc.	2.2	2.6
General Electric Co.	2.2	2.3
Philip Morris Companies, Inc.	2.0	1.3
	34.3
Top Five Market Sectors as of July 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.5	17.4
Health Care	18.6	16.0
Information Technology	17.5	19.7
Consumer Discretionary	11.2	11.6
Industrials	8.4	11.8
Asset Allocation (% of fund's net assets)
As of July 31, 2001 *		As of January 31, 2001 **
	Stocks 93.2%		Stocks and Equity Futures 93.0%
	Convertible Securities 3.4%		Convertible Securities 2.7%
	Short-Term Investments and Net Other Assets 3.4%		Short-Term Investments and Net Other Assets 4.3%
* Foreign investments	1.5%	** Foreign investments	1.5%

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Annual Report

Investments July 31, 2001

Showing Percentage of Net Assets

Common Stocks - 93.0%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 11.0%
Auto Components - 0.2%
Dana Corp.	1,000,000	$ 25,750
Hotels, Restaurants & Leisure - 2.1%
Jack in the Box, Inc. (a)	1,627,400	46,137
McDonald's Corp.	225,500	6,571
Outback Steakhouse, Inc. (a)	1,000,000	28,710
Papa John's International, Inc. (a)	938,400	22,709
Tricon Global Restaurants, Inc. (a)	2,495,000	114,146
Wendy's International, Inc.	3,150,300	84,460
		302,733
Household Durables - 0.3%
Black & Decker Corp.	170,000	7,261
Koninklijke Philips Electronics NV sponsored ADR	993,388	27,447
Newell Rubbermaid, Inc.	229,272	4,971
		39,679
Leisure Equipment & Products - 0.2%
Brunswick Corp.	1,300,000	28,392
Callaway Golf Co.	500,000	7,785
		36,177
Media - 5.7%
AOL Time Warner, Inc. (a)	3,210,482	145,916
AT&T Corp. - Liberty Media Group Class A (a)	252,300	3,969
Clear Channel Communications, Inc. (a)	10,897,000	638,564
Radio One, Inc. Class D (non-vtg.) (a)	900,000	16,200
Viacom, Inc. Class B (non-vtg.) (a)	521,800	25,986
		830,635
Multiline Retail - 0.7%
Costco Wholesale Corp. (a)	645,600	27,793
Target Corp.	815,000	31,541
Wal-Mart Stores, Inc.	790,700	44,200
		103,534
Specialty Retail - 1.8%
Best Buy Co., Inc. (a)	259,900	17,403
Gap, Inc.	610,637	16,676
Home Depot, Inc.	1,726,150	86,946
Intimate Brands, Inc. Class A	1,200,000	19,380
Lowe's Companies, Inc.	1,000,000	38,180
Office Depot, Inc. (a)	4,509,000	57,805
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Staples, Inc. (a)	628,200	$ 9,417
The Men's Wearhouse, Inc. (a)	400,000	9,680
		255,487
TOTAL CONSUMER DISCRETIONARY		1,593,995
CONSUMER STAPLES - 7.6%
Beverages - 1.9%
PepsiCo, Inc.	1,054,700	49,181
The Coca-Cola Co.	4,943,000	220,458
		269,639
Food & Drug Retailing - 0.9%
Albertson's, Inc.	674,100	22,063
CVS Corp.	2,871,000	103,385
Rite Aid Corp. (a)	1,404,000	11,822
		137,270
Food Products - 0.2%
Kraft Foods, Inc. Class A	466,400	14,435
Quaker Oats Co.	257,300	22,642
		37,077
Household Products - 0.5%
Clorox Co.	202,826	7,582
Colgate-Palmolive Co.	100,000	5,420
Procter & Gamble Co.	760,600	54,018
		67,020
Personal Products - 2.1%
Alberto-Culver Co. Class A (c)	4,223,300	151,701
Gillette Co.	5,352,710	149,180
		300,881
Tobacco - 2.0%
Philip Morris Companies, Inc.	6,453,000	293,612
TOTAL CONSUMER STAPLES		1,105,499
ENERGY - 5.1%
Energy Equipment & Services - 1.1%
Baker Hughes, Inc.	807,600	28,734
Cooper Cameron Corp. (a)	594,860	30,284
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
ENSCO International, Inc.	1,031,400	$ 21,340
Global Marine, Inc. (a)	1,000,000	17,280
Halliburton Co.	1,643,000	57,521
Smith International, Inc. (a)	258,000	14,035
		169,194
Oil & Gas - 4.0%
Chevron Corp.	304,800	27,856
Conoco, Inc. Class B	15,980,552	495,397
Devon Energy Corp.	942,699	51,104
		574,357
TOTAL ENERGY		743,551
FINANCIALS - 19.4%
Banks - 7.8%
Bank of America Corp.	2,743,700	174,554
Bank One Corp.	480,000	18,581
Comerica, Inc.	5,257,445	323,806
First Union Corp.	2,862,964	101,349
FleetBoston Financial Corp.	2,009,600	75,400
M&T Bank Corp.	360,400	29,012
PNC Financial Services Group, Inc.	4,309,400	285,929
Synovus Financial Corp.	1,255,800	42,886
U.S. Bancorp	3,298,400	78,304
		1,129,821
Diversified Financials - 9.4%
American Express Co.	3,094,200	124,789
Citigroup, Inc.	5,183,669	260,272
Fannie Mae	5,100,380	424,607
Household International, Inc.	1,727,200	114,496
J.P. Morgan Chase & Co.	4,230,100	183,163
Merrill Lynch & Co., Inc.	2,333,200	126,553
Morgan Stanley Dean Witter & Co.	2,018,900	120,771
		1,354,651
Insurance - 2.2%
AFLAC, Inc.	1,570,400	46,452
Allmerica Financial Corp.	1,720,400	92,299
American International Group, Inc.	300,000	24,975
Everest Re Group Ltd.	377,300	26,449
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
Hartford Financial Services Group, Inc.	1,422,000	$ 94,151
MetLife, Inc.	821,500	24,357
PartnerRe Ltd.	344,000	17,114
		325,797
TOTAL FINANCIALS		2,810,269
HEALTH CARE - 18.6%
Health Care Equipment & Supplies - 0.8%
Guidant Corp. (a)	3,471,300	110,665
Health Care Providers & Services - 7.2%
Cardinal Health, Inc.	13,607,620	1,001,930
CIGNA Corp.	411,300	41,258
		1,043,188
Pharmaceuticals - 10.6%
American Home Products Corp.	1,569,700	94,669
Bristol-Myers Squibb Co.	13,377,256	791,131
Eli Lilly & Co.	2,323,300	184,191
Pfizer, Inc.	2,850,000	117,477
Schering-Plough Corp.	8,747,900	341,605
		1,529,073
TOTAL HEALTH CARE		2,682,926
INDUSTRIALS - 8.4%
Aerospace & Defense - 1.4%
General Dynamics Corp.	547,200	44,263
Honeywell International, Inc.	3,368,500	124,197
United Technologies Corp.	446,100	32,744
		201,204
Airlines - 0.7%
AMR Corp. (a)	1,403,700	49,340
Delta Air Lines, Inc.	905,200	40,173
Northwest Airlines Corp. (a)	745,700	19,276
		108,789
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Building Products - 0.2%
Masco Corp.	500,000	$ 12,605
York International Corp.	300,000	9,936
		22,541
Commercial Services & Supplies - 0.8%
Automatic Data Processing, Inc.	150,900	7,688
Avery Dennison Corp.	200,000	10,252
ChoicePoint, Inc. (a)	1,957,290	79,916
Convergys Corp. (a)	400,000	12,460
		110,316
Electrical Equipment - 0.1%
Emerson Electric Co.	173,700	9,963
Industrial Conglomerates - 3.2%
General Electric Co.	7,223,200	314,209
Textron, Inc.	231,700	13,049
Tyco International Ltd.	2,560,900	136,240
		463,498
Machinery - 1.4%
Danaher Corp.	531,000	30,049
Eaton Corp.	33,800	2,482
Ingersoll-Rand Co.	1,900,000	82,992
Parker Hannifin Corp.	1,871,920	83,675
		199,198
Road & Rail - 0.6%
Burlington Northern Santa Fe Corp.	3,491,740	93,369
TOTAL INDUSTRIALS		1,208,878
INFORMATION TECHNOLOGY - 14.6%
Communications Equipment - 1.6%
Cisco Systems, Inc. (a)	9,543,200	183,420
JDS Uniphase Corp. (a)	230,000	2,125
Lucent Technologies, Inc.	2,000,000	13,400
Nokia Corp. sponsored ADR	487,700	10,637
Nortel Networks Corp.	1,705,800	13,561
Telefonaktiebolaget LM Ericsson AB sponsored ADR	2,000,000	10,720
Tellabs, Inc. (a)	300,000	4,941
		238,804
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 4.4%
Dell Computer Corp. (a)	7,501,400	$ 202,013
EMC Corp. (a)	3,098,600	61,104
Gateway, Inc. (a)	1,250,000	13,113
Hewlett-Packard Co.	1,210,000	29,839
International Business Machines Corp.	1,681,100	176,869
Lexmark International, Inc. Class A (a)	250,000	11,430
NCR Corp. (a)	956,200	37,636
Sun Microsystems, Inc. (a)	6,605,600	107,605
		639,609
Electronic Equipment & Instruments - 0.7%
Avnet, Inc.	1,144,057	27,332
Ingram Micro, Inc. Class A (a)	912,600	12,740
SCI Systems, Inc. (a)	1,706,300	49,824
Solectron Corp. (a)	300,000	5,244
		95,140
Internet Software & Services - 0.2%
Check Point Software Technologies Ltd. (a)	600,000	26,544
IT Consulting & Services - 0.3%
Computer Sciences Corp. (a)	396,300	14,310
Electronic Data Systems Corp.	412,100	26,313
		40,623
Semiconductor Equipment & Products - 3.1%
Altera Corp. (a)	1,076,100	32,348
Analog Devices, Inc. (a)	700,000	32,200
Intel Corp.	3,653,600	108,914
LAM Research Corp. (a)	704,300	19,713
Linear Technology Corp.	779,000	33,949
Micron Technology, Inc. (a)	3,210,000	134,820
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,188,800	19,377
Teradyne, Inc. (a)	400,000	13,592
Texas Instruments, Inc.	681,200	23,501
United Microelectronics Corp. sponsored ADR	2,355,700	19,882
Xilinx, Inc. (a)	100,000	4,000
		442,296
Software - 4.3%
Adobe Systems, Inc.	250,000	9,373
Computer Associates International, Inc.	4,448,700	153,391
Mercury Interactive Corp. (a)	398,700	15,414
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Microsoft Corp. (a)	5,336,300	$ 353,210
Oracle Corp. (a)	4,953,600	89,561
		620,949
TOTAL INFORMATION TECHNOLOGY		2,103,965
MATERIALS - 2.2%
Chemicals - 1.1%
Dow Chemical Co.	1,106,000	40,258
E.I. du Pont de Nemours & Co.	904,000	38,709
Lyondell Chemical Co.	1,000,000	14,440
Praxair, Inc.	999,265	45,307
Rohm & Haas Co.	836,500	28,725
		167,439
Containers & Packaging - 0.3%
Ball Corp.	200,000	9,886
Temple-Inland, Inc.	473,000	29,350
		39,236
Metals & Mining - 0.5%
Alcoa, Inc.	1,760,700	69,072
Paper & Forest Products - 0.3%
Bowater, Inc.	228,200	10,641
International Paper Co.	781,400	31,928
		42,569
TOTAL MATERIALS		318,316
TELECOMMUNICATION SERVICES - 6.1%
Diversified Telecommunication Services - 5.9%
ALLTEL Corp.	200,000	12,330
AT&T Corp.	7,931,781	160,301
BellSouth Corp.	4,911,400	199,894
CenturyTel, Inc.	1,052,000	32,570
Qwest Communications International, Inc.	202,501	5,265
SBC Communications, Inc.	4,312,291	194,182
Sprint Corp. - FON Group	1,353,540	31,592
Verizon Communications	3,671,200	198,795
WorldCom, Inc. - WorldCom Group	791,413	11,080
		846,009
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.2%
AT&T Wireless Services, Inc. (a)	608,847	$ 11,379
Nextel Communications, Inc. Class A (a)	1,300,000	21,645
		33,024
TOTAL TELECOMMUNICATION SERVICES		879,033
TOTAL COMMON STOCKS (Cost $11,581,623)		13,446,432
Preferred Stocks - 0.2%

Convertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Airlines - 0.0%
Continental Airlines Capital Trust $3.00 TIDES	172,900	8,688
Nonconvertible Preferred Stocks - 0.2%
MATERIALS - 0.2%
Chemicals - 0.2%
Henkel Kgaa	420,900	26,535
TOTAL PREFERRED STOCKS (Cost $35,050)		35,223
Convertible Bonds - 3.4%
Moody's Ratings (unaudited) (e)		Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
EchoStar Communications Corp. 5.75% 5/15/08 (d)	Caa1	$ 33,730	32,254
FINANCIALS - 0.1%
Real Estate - 0.1%
Pinnacle Holdings, Inc. 5.5% 9/15/07 (d)	-	11,640	4,772
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Aviron 5.25% 2/1/08	-	3,830	2,705
Convertible Bonds - continued
Moody's Ratings (unaudited) (e)		Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 2.9%
Communications Equipment - 1.6%
CIENA Corp. 3.75% 2/1/08	Ba3	$ 23,425	$ 17,276
Comverse Technology, Inc. 1.5% 12/1/05	BB	45,360	33,368
Juniper Networks, Inc. 4.75% 3/15/07	B2	76,300	54,841
Natural MicroSystems Corp. 5% 10/15/05	CCC+	41,210	21,146
ONI Systems Corp. 5% 10/15/05	CCC	104,070	80,394
Redback Networks, Inc. 5% 4/1/07	CCC	35,210	20,202
			227,227
Electronic Equipment & Instruments - 0.5%
Sanmina Corp. 0% 9/12/20	Ba3	146,493	54,202
Solectron Corp. liquid yield option note 0% 5/8/20	Baa3	52,260	26,600
			80,802
Internet Software & Services - 0.1%
Critical Path, Inc. 5.75% 4/1/05	CC	49,160	11,031
Semiconductor Equipment & Products - 0.4%
LSI Logic Corp. 4% 2/15/05	Ba3	23,830	20,285
Vitesse Semiconductor Corp. 4% 3/15/05	B2	44,910	36,658
			56,943
Software - 0.3%
Networks Associates, Inc. 0% 2/13/18	-	99,132	41,759
TOTAL INFORMATION TECHNOLOGY			417,762
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Aether Systems, Inc. 6% 3/22/05	CCC	48,930	30,826
TOTAL CONVERTIBLE BONDS (Cost $499,785)			488,319
Cash Equivalents - 3.5%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 3.98% (b) (Cost $502,782)	502,781,721	$ 502,782
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $12,619,240)		14,472,756
NET OTHER ASSETS - (0.1)%		(10,032)
NET ASSETS - 100%		$ 14,462,724
Security Type Abbreviations
TIDES	-	Term Income Deferred Equity Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $37,026,000 or 0.3% of net assets.

(e) S&P® credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $13,866,763,000 and $10,437,154,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $320,011,000 and $290,859,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $974,000 for the period.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $6,177,000. The weighted average interest rate was 6.47%. At period end there was no bank borrowing outstanding.

Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $12,753,380,000. Net unrealized appreciation aggregated $1,719,376,000, of which $2,384,408,000 related to appreciated investment securities and $665,032,000 related to depreciated investment securities.

The fund hereby designates approximately $830,651,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2001
Assets
Investment in securities, at value (cost $12,619,240) - See accompanying schedule		$ 14,472,756
Cash		1,451
Receivable for investments sold		188,083
Receivable for fund shares sold		22,638
Dividends receivable		10,947
Interest receivable		10,025
Total assets		14,705,900
Liabilities
Payable for investments purchased	$ 219,049
Payable for fund shares redeemed	14,096
Accrued management fee	8,746
Other payables and accrued expenses	1,285
Total liabilities		243,176
Net Assets		$ 14,462,724
Net Assets consist of:
Paid in capital		$ 12,513,216
Undistributed net investment income		45,363
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		50,630
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,853,515
Net Assets, for 486,215 shares outstanding		$ 14,462,724
Net Asset Value, offering price and redemption price per share ($14,462,724 ÷ 486,215 shares)		$29.75

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2001
Investment Income Dividends (including $1,347 received from affiliated issuers)		$ 136,308
Interest		45,928
Security lending		6
Total income		182,242
Expenses
Management fee Basic fee	$ 71,386
Performance adjustment	19,802
Transfer agent fees	26,294
Accounting and security lending fees	971
Non-interested trustees' compensation	43
Custodian fees and expenses	233
Registration fees	536
Audit	55
Legal	40
Interest	3
Reports to shareholders	275
Miscellaneous	43
Total expenses before reductions	119,681
Expense reductions	(3,628)	116,053
Net investment income		66,189
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $4,928 on sales of investments in affiliated issuers)	436,866
Foreign currency transactions	(100)
Futures contracts	(29,152)	407,614
Change in net unrealized appreciation (depreciation) on:
Investment securities	9,070
Assets and liabilities in foreign currencies	(1)	9,069
Net gain (loss)		416,683
Net increase (decrease) in net assets resulting from operations		$ 482,872

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2001	Year ended July 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 66,189	$ 61,225
Net realized gain (loss)	407,614	573,179
Change in net unrealized appreciation (depreciation)	9,069	(137,084)
Net increase (decrease) in net assets resulting from operations	482,872	497,320
Distributions to shareholders From net investment income	(63,404)	(64,187)
From net realized gain	(849,513)	(983,902)
Total distributions	(912,917)	(1,048,089)
Share transactions Net proceeds from sales of shares	6,231,162	4,054,819
Reinvestment of distributions	883,411	1,017,521
Cost of shares redeemed	(2,653,375)	(8,373,498)
Net increase (decrease) in net assets resulting from share transactions	4,461,198	(3,301,158)
Total increase (decrease) in net assets	4,031,153	(3,851,927)
Net Assets
Beginning of period	10,431,571	14,283,498
End of period (including undistributed net investment income of $45,363 and $45,276, respectively)	$ 14,462,724	$ 10,431,571
Other Information Shares
Sold	209,167	139,366
Issued in reinvestment of distributions	28,999	34,903
Redeemed	(89,565)	(295,310)
Net increase (decrease)	148,601	(121,041)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 30.90	$ 31.14	$ 28.11	$ 25.07	$ 17.24
Income from Investment Operations
Net investment income B	.16	.15	.17	.17	.20
Net realized and unrealized gain (loss)	1.27	1.89	5.18	5.21	8.09
Total from investment operations	1.43	2.04	5.35	5.38	8.29
Less Distributions
From net investment income	(.18)	(.14)	(.13)	(.15)	(.09)
From net realized gain	(2.40)	(2.14)	(2.19)	(2.19)	(.37)
Total distributions	(2.58)	(2.28)	(2.32)	(2.34)	(.46)
Net asset value, end of period	$ 29.75	$ 30.90	$ 31.14	$ 28.11	$ 25.07
Total Return A	4.58%	7.00%	21.90%	23.81%	49.21%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 14,463	$ 10,432	$ 14,283	$ 7,371	$ 4,368
Ratio of expenses to average net assets	.97%	.77%	.87%	.89%	.95%
Ratio of expenses to average net assets after all expense reductions	.94% C	.74% C	.84% C	.86% C	.92% C
Ratio of net investment income to average net assets	.54%	.52%	.58%	.64%	.99%
Portfolio turnover rate	88%	86%	104%	109%	141%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2001

1. Significant Accounting Policies.

Fidelity Dividend Growth Fund (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, market discount, contingent interest and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or short-term gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective August 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .74% of average net assets after the performance adjustment.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc.(FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid $2,946,000 of the fund's expenses. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $682,000.

Annual Report

Notes to Financial Statements - continued

9. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Alberto-Culver Co. Class A	$ -	$ 3,101	$ 1,347	$ 151,701
Santa Fe Snyder Corp.	-	9,525	-	-
TOTALS	$ -	$ 12,626	$ 1,347	$ 151,701

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Dividend Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 7, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Dividend Growth Fund voted to pay on September 10, 2001, to shareholders of record at the opening of business on September 7, 2001, a distribution of $.33 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.08 per share from net investment income.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund designates 100% and 83% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

Charles A. Mangum, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

Citibank, N.A.,
New York, NY

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund®

Contrafund®II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Tax Managed Stock Fund

TechnoQuant ® Growth Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

DGF-ANN-0901 144032
1.536090.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Growth & Income

Portfolio

Annual Report

July 31, 2001

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Most fixed-income investments - including corporate, Treasury, mortgage-backed and high-yield securities - realized gains of 4%-8% through the first seven months of 2001, according to the Lehman Brothers indexes that track these bond categories. Conversely, the majority of popular equity market benchmarks reported negative numbers. Growth stocks turned in the weakest performance, while cyclical and smaller-cap value stocks were bid up in anticipation of an economic recovery later this year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth & Income	-8.25%	92.91%	300.48%
S&P 500 ®	-14.33%	103.66%	286.18%
Growth & Income Funds Average	-2.59%	85.20%	240.76%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth & income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,022 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.*

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Growth & Income	-8.25%	14.04%	14.88%
S&P 500	-14.33%	15.29%	14.46%
Growth & Income Funds Average	-2.59%	12.90%	12.84%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Growth & Income Portfolio on July 31, 1991. As the chart shows, by July 31, 2001, the value of the investment would have grown to $40,048 - a 300.48% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $38,618 - a 286.18% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

* The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of July 31, 2001, the one year, five year and 10 year cumulative total returns for the large-cap core funds average were, -15.24%, 83.68%, and 229.88%, respectively. The one year, five year and 10 year average annual total returns were, -15.24%, 12.72%, and 12.45%, respectively. The one year, five year and 10 year cumulative total returns for the large-cap supergroup average were, -19.75%, 82.35%, and 230.83%, respectively. The one year, five year and 10 year average annual total returns were, -19.75%, 12.50%, and 12.48%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Helped in part by the Federal Reserve Board's six interest-rate cuts in 2001, there was good news for equity investors in the second quarter of the year. From April through June, stocks enjoyed their best quarterly performance since the final quarter of 1999. Unfortunately, that did little to ease the losses incurred in the remainder of the 12-month period ending July 31, 2001. A slowing economy, poor corporate earnings and sharply reduced capital spending quickly ended the speculative excesses of the late 1990s. Instead, investors refocused on individual company fundamentals, earnings and valuations. The result was a considerable sell-off of technology and telecommunications stocks, and a return to prominence for value stocks, the perennial laggards of the most recent bull market. This dramatic shift is well illustrated in the recent performance of growth- and value-related stock market benchmarks. For the 12-month period ending July 31, 2001, the Russell 2000® Value Index - a measure of small-cap value stock performance - gained 23.75%. Its large-cap growth counterpart, the Russell 1000® Growth Index, declined 35.06%. Other growth-oriented indexes also posted losses. The large-cap weighted Standard & Poor's 500SM Index fell 14.33%, while the tech-heavy NASDAQ Composite® Index staggered to a -46.06% return. The Dow Jones Industrial AverageSM, a blend of 30 blue-chip companies - 23 of which fall into the value category - finished the period up 1.68%.

(Portfolio Manager photograph)
An interview with Steven Kaye, Portfolio Manager of Fidelity Growth & Income Portfolio

Q. How did the fund perform, Steve?

A. For the 12-month period ending July 31, 2001, the fund returned -8.25%. In comparison, the Standard & Poor's 500 Index fell 14.33% during the same period, while the growth & income funds average tracked by Lipper Inc. returned -2.59%.

Q. How were you able to outperform your benchmark - the S&P 500® - by such a wide margin during the past year?

A. Underweighting technology accounted for the majority of the fund's outperformance compared to the S&P 500. Tech fundamentals fell apart during the period, while valuations remained unjustifiably high. With no clear signs that the industry's fundamentals would improve anytime soon, I reduced the fund's tech exposure, bringing the sector's weighting down from about 28% of net assets a year ago to just over 10% by July 31. While blue chip tech stocks were primarily responsible for the fund's negative return and dominated the list of top detractors - including Cisco, Intel, Sun Microsystems and Oracle - having a significantly lower total weighting in these names was the fund's best contributor to relative performance. Strong stock picking in financials also boosted the fund's return.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What contributed to the fund's underperformance of the Lipper average?

A. Competitors that focused more on value-oriented segments of the market generally fared better during the past year. Given the economic downturn, investors shied away from growth investing and focused instead on value stocks. Additionally, the fund was underweighted in several entertainment and retail stocks that performed well. I felt valuations in these industries were excessive and that consumer spending would slow given the sagging economy. But spending was more resilient than I expected, so being underexposed to the generally strong performance of these sectors held back the fund's returns.

Q. At nearly 20% of net assets, finance represents the fund's largest sector weighting. What opportunities did you find there?

A. Overweighting financials relative to the S&P 500 during the past year helped buoy the fund's performance. I tended to avoid credit-sensitive financials in favor of the more steady earnings growth of government-sponsored enterprises, such as Fannie Mae, Freddie Mac and USA Education. These stocks accounted for three of the fund's four top performers on an absolute basis. Each of these companies enjoyed strong earnings growth, driven in part by lower interest rates and a more favorable political climate. USA Education - formerly Sallie Mae - more than doubled in price during the past 12 months. MBIA, a municipal bond insurer, also performed well. Its stock price rose from about $37 to $56 per share in the past year.

Q. In the past, you've noted that health care companies historically perform well in a slowing economy. Did that hold true during the past 12 months?

A. Yes and no. For the first half of the period, large-cap drug stocks such as Merck, Bristol-Myers Squibb and Schering-Plough performed well. Their ability to generate steady earnings growth and their perception as a safe haven in a down economy helped bolster the sector early on. But a number of individual stock blow-ups later in the period offset their earlier gains. Schering-Plough, Merck and Eli Lilly were among the hardest hit due to a combination of factors, including a string of patent expirations, a slowdown in new product launches, earnings disappointments and tougher scrutiny by the Food and Drug Administration. Even Pfizer, despite earnings that are up approximately 30% year to date, saw its stock price drop 10%. Still, the fund benefited from some strong picks in the sector, particularly IMS Health, which tracks, measures and reports on prescription data for drug companies. Health maintenance organization UnitedHealth Group also was among the fund's top performers.

Q. What's your outlook, Steve?

A. The second quarter of 2001 was the best we've seen in more than a year, but I'm still concerned about the poor corporate earnings outlook. The big positive that helped drive stocks was the continuation of interest-rate cuts by the Federal Reserve Board. The combination of lower energy costs, tax rebates and stimulus from the Fed should help stabilize the economy and improve the outlook for 2002, although consumer confidence is still a wild card.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high total return through a combination of current income and capital appreciation

Fund number: 027

Trading symbol: FGRIX

Start date: December 30, 1985

Size: as of July 31, 2001, more than $36.0 billion

Manager: Steven Kaye, since 1993; manager, Fidelity Blue Chip Growth Fund, 1990-1992; Fidelity Select Energy Services, Biotechnology and Health Care Portfolios, 1986-1990; joined Fidelity in 1985

Steve Kaye on investing in difficult times:

"It's been a difficult year for the stock market, but these things don't go on forever. The economy will eventually get better and, in time, the stock market will stabilize and improve. The best advice I can give to investors is to be patient. History has demonstrated that, over time, the stock market offers the best returns compared to bonds or money markets.

"How I manage the fund reflects my long-term philosophy. I typically try to hold on to stocks for a number of years. What I'm focused on are the fundamentals of the companies that I own, and whether I see them continuing to grow their earnings down the road. It's not my style to try to catch different waves. Eventually, stocks are driven by their earnings. That's why, over the long term, a disciplined approach can serve shareholders well.

"Here's an example of the potential benefits of taking a long-term view. A $10,000 investment made in this fund 10 years ago - with dividends and capital gains reinvested - would have grown to $40,048 by July 31, 2001, a 300% increase. That tops the performance of the S&P 500 and 85% of the fund's peers for the same period. While no one can guarantee the future performance of the market, my experience tells me that those who are in it for the long haul usually win."

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	4.5	4.7
Exxon Mobil Corp.	3.8	3.6
Microsoft Corp.	3.7	2.8
Pfizer, Inc.	3.4	2.8
Fannie Mae	3.3	2.9
USA Education, Inc.	2.9	2.0
Wal-Mart Stores, Inc.	2.5	1.7
Philip Morris Companies, Inc.	2.3	1.8
American International Group, Inc.	1.9	1.8
Citigroup, Inc.	1.9	2.1
	30.2
Top Five Market Sectors as of July 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.6	18.7
Health Care	16.6	15.5
Industrials	12.3	11.7
Information Technology	10.4	16.0
Consumer Discretionary	9.1	7.5
Asset Allocation (% of fund's net assets)
As of July 31, 2001 *		As of January 31, 2001 **
	Stocks and Equity Futures 91.6%		Stocks and Equity Futures 94.6%
	Convertible Securities 0.6%		Convertible Securities 0.5%
	Short-Term Investments and Net Other Assets 7.8%		Short-Term Investments and Net Other Assets 4.9%
* Foreign investments	1.9%	** Foreign investments	1.9%

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Annual Report

Investments July 31, 2001

Showing Percentage of Net Assets

Common Stocks - 88.7%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 9.1%
Auto Components - 0.2%
TRW, Inc.	1,933,500	$ 85,557
Automobiles - 0.5%
Ford Motor Co.	4,237,196	107,921
General Motors Corp.	1,287,742	81,900
		189,821
Hotels, Restaurants & Leisure - 0.5%
McDonald's Corp.	1,446,200	42,142
MGM Mirage, Inc. (a)	1,369,000	42,302
Starbucks Corp. (a)	1,086,200	19,595
Starwood Hotels & Resorts Worldwide, Inc. unit	2,333,043	83,266
		187,305
Household Durables - 0.1%
Maytag Corp.	638,600	21,412
Media - 3.5%
AOL Time Warner, Inc. (a)	8,487,546	385,759
Comcast Corp. Class A (special) (a)	1,563,800	59,471
Gannett Co., Inc.	1,650,000	110,600
General Motors Corp. Class H	4,222,927	81,502
Interpublic Group of Companies, Inc.	1,189,434	32,555
Omnicom Group, Inc.	1,081,400	94,482
The New York Times Co. Class A	550,000	25,465
Tribune Co.	1,000,000	41,260
Univision Communications, Inc. Class A (a)	975,000	37,226
Viacom, Inc. Class B (non-vtg.) (a)	6,191,298	308,327
Walt Disney Co.	3,987,900	105,081
		1,281,728
Multiline Retail - 3.0%
Costco Wholesale Corp. (a)	1,028,700	44,286
Kmart Corp. (a)	4,420,800	51,149
Kohls Corp. (a)	485,200	27,792
Target Corp.	1,051,700	40,701
Wal-Mart Stores, Inc.	16,159,800	903,333
		1,067,261
Specialty Retail - 1.2%
Best Buy Co., Inc. (a)	650,000	43,524
Home Depot, Inc.	6,361,050	320,406
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
The Limited, Inc.	1,603,100	$ 27,205
Toys 'R' Us, Inc. (a)	2,013,800	46,378
		437,513
Textiles & Apparel - 0.1%
Unifi, Inc. (a)	1,966,800	19,216
TOTAL CONSUMER DISCRETIONARY		3,289,813
CONSUMER STAPLES - 8.4%
Beverages - 1.9%
Anheuser-Busch Companies, Inc.	1,879,300	81,392
PepsiAmericas, Inc.	4,936,000	67,771
PepsiCo, Inc.	5,476,400	255,365
The Coca-Cola Co.	5,861,700	261,432
		665,960
Food & Drug Retailing - 1.3%
Safeway, Inc. (a)	1,265,300	55,876
Sysco Corp.	7,796,200	209,250
Walgreen Co.	6,364,800	214,494
		479,620
Food Products - 0.7%
Kraft Foods, Inc. Class A	2,607,800	80,711
Quaker Oats Co.	1,323,090	116,432
Unilever NV (NY Shares)	952,400	57,096
		254,239
Household Products - 1.4%
Colgate-Palmolive Co.	3,177,100	172,199
Kimberly-Clark Corp.	1,572,500	95,624
Procter & Gamble Co.	3,447,000	244,806
		512,629
Personal Products - 0.8%
Avon Products, Inc.	925,500	42,934
Gillette Co.	8,012,400	223,306
		266,240
Tobacco - 2.3%
Philip Morris Companies, Inc.	18,495,800	841,559
TOTAL CONSUMER STAPLES		3,020,247
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 5.6%
Energy Equipment & Services - 0.1%
Schlumberger Ltd. (NY Shares)	1,175,500	$ 63,183
Oil & Gas - 5.5%
Apache Corp.	450,000	23,378
BP PLC sponsored ADR	1,000,420	49,441
Burlington Resources, Inc.	301,400	13,036
Chevron Corp.	1,643,200	150,172
Conoco, Inc. Class A	2,053,600	63,333
Exxon Mobil Corp.	32,368,594	1,351,712
Royal Dutch Petroleum Co. (NY Shares)	4,281,000	248,298
Texaco, Inc.	1,188,000	82,269
		1,981,639
TOTAL ENERGY		2,044,822
FINANCIALS - 19.4%
Banks - 2.9%
Bank of America Corp.	4,217,006	268,286
Bank of New York Co., Inc.	3,247,608	145,688
Bank One Corp.	1,810,300	70,077
First Union Corp.	2,121,522	75,102
FleetBoston Financial Corp.	1,814,198	68,069
Golden West Financial Corp.	525,000	33,941
Mellon Financial Corp.	1,801,300	68,485
Northern Trust Corp.	746,300	47,614
U.S. Bancorp	650,000	15,431
Wells Fargo & Co.	5,588,800	257,420
		1,050,113
Diversified Financials - 12.0%
American Express Co.	3,129,890	126,228
Citigroup, Inc.	13,304,338	668,011
Fannie Mae	14,495,700	1,206,767
Freddie Mac	9,631,800	659,200
Goldman Sachs Group, Inc.	125,000	10,395
Household International, Inc.	984,640	65,272
J.P. Morgan Chase & Co.	3,850,900	166,744
Lehman Brothers Holdings, Inc.	676,700	48,722
Merrill Lynch & Co., Inc.	2,395,000	129,905
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
Morgan Stanley Dean Witter & Co.	3,701,900	$ 221,448
USA Education, Inc. (d)	12,938,950	1,036,539
		4,339,231
Insurance - 3.3%
Allmerica Financial Corp.	1,216,100	65,244
American General Corp.	900,000	41,625
American International Group, Inc.	8,155,700	678,962
Hartford Financial Services Group, Inc.	407,300	26,967
MBIA, Inc.	5,827,500	327,272
The Chubb Corp.	387,000	27,156
		1,167,226
Real Estate - 1.2%
Equity Office Properties Trust	5,431,590	163,056
Equity Residential Properties Trust (SBI)	3,577,365	202,837
Host Marriott Corp.	1,000,000	12,650
Manufactured Home Communities, Inc.	921,400	26,186
Public Storage, Inc.	1,028,600	30,364
		435,093
TOTAL FINANCIALS		6,991,663
HEALTH CARE - 16.6%
Biotechnology - 1.4%
Amgen, Inc. (a)	5,651,400	354,399
Biogen, Inc. (a)	260,650	14,776
COR Therapeutics, Inc. (a)	1,350,000	35,843
Genzyme Corp. - General Division (a)	700,000	39,200
Incyte Genomics, Inc. (a)	1,200,000	22,596
Sepracor, Inc. (a)	200,000	8,812
Vertex Pharmaceuticals, Inc. (a)	250,000	9,988
		485,614
Health Care Equipment & Supplies - 2.6%
Baxter International, Inc.	4,188,800	208,602
Becton, Dickinson & Co.	3,766,500	130,170
C.R. Bard, Inc. (d)	4,423,300	261,638
Guidant Corp. (a)	165,200	5,267
Inhale Therapeutic Systems, Inc. (a)	250,000	3,878
Medtronic, Inc.	2,993,790	143,792
St. Jude Medical, Inc. (a)	636,900	44,583
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Stryker Corp.	1,635,400	$ 98,091
Zimmer Holdings, Inc. (a)(g)	1,619,000	46,303
		942,324
Health Care Providers & Services - 2.9%
Cardinal Health, Inc.	1,485,200	109,355
HCA - The Healthcare Co.	3,792,900	174,284
Manor Care, Inc. (a)	2,017,900	64,976
McKesson HBOC, Inc.	3,927,800	162,807
Tenet Healthcare Corp. (a)	1,550,000	86,041
UnitedHealth Group, Inc.	5,363,100	361,580
Wellpoint Health Networks, Inc. (a)	864,900	92,510
		1,051,553
Pharmaceuticals - 9.7%
Allergan, Inc.	2,557,700	192,569
American Home Products Corp.	6,082,600	366,842
AstraZeneca PLC sponsored ADR	500,000	25,225
Bristol-Myers Squibb Co.	8,507,700	503,145
Elan Corp. PLC sponsored ADR (a)	883,300	51,011
Eli Lilly & Co.	4,719,832	374,188
Forest Laboratories, Inc. (a)	400,000	31,420
Johnson & Johnson	2,210,300	119,577
Merck & Co., Inc.	4,640,500	315,461
Pfizer, Inc.	29,670,249	1,223,008
Pharmacia Corp.	1,173,400	52,357
Schering-Plough Corp.	2,474,900	96,645
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,123,000	152,750
		3,504,198
TOTAL HEALTH CARE		5,983,689
INDUSTRIALS - 12.2%
Aerospace & Defense - 1.8%
Boeing Co.	1,979,500	115,860
General Dynamics Corp.	1,903,300	153,958
Honeywell International, Inc.	2,879,800	106,178
Lockheed Martin Corp.	2,895,700	114,728
Northrop Grumman Corp.	321,500	25,794
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
Raytheon Co.	1,727,200	$ 49,882
United Technologies Corp.	912,100	66,948
		633,348
Airlines - 0.4%
Southwest Airlines Co.	7,978,643	159,653
Building Products - 0.1%
Masco Corp.	1,950,000	49,160
Commercial Services & Supplies - 2.8%
Arbitron, Inc. (a)	598,300	15,735
Automatic Data Processing, Inc.	3,144,300	160,202
Ceridian Corp. (a)	3,004,700	51,951
ChoicePoint, Inc. (a)	1,669,050	68,147
Cintas Corp.	1,149,400	57,665
DST Systems, Inc. (a)	773,700	36,557
Ecolab, Inc.	958,900	38,394
First Data Corp.	1,543,500	106,995
IMS Health, Inc.	8,106,300	208,332
Paychex, Inc.	250,000	9,825
Pitney Bowes, Inc.	4,396,120	176,724
Robert Half International, Inc. (a)	96,700	2,519
Viad Corp.	3,067,000	75,080
		1,008,126
Electrical Equipment - 0.1%
Emerson Electric Co.	477,300	27,378
Industrial Conglomerates - 6.5%
General Electric Co.	37,083,800	1,613,144
Minnesota Mining & Manufacturing Co.	1,332,000	149,024
Textron, Inc.	311,400	17,538
Tyco International Ltd.	10,606,971	564,291
		2,343,997
Machinery - 0.4%
Caterpillar, Inc.	281,400	15,505
Danaher Corp.	391,200	22,138
Eaton Corp.	277,100	20,350
Illinois Tool Works, Inc.	898,800	56,624
Ingersoll-Rand Co.	846,100	36,958
		151,575
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Road & Rail - 0.1%
Burlington Northern Santa Fe Corp.	1,805,600	$ 48,282
TOTAL INDUSTRIALS		4,421,519
INFORMATION TECHNOLOGY - 10.1%
Communications Equipment - 0.6%
Brocade Communications System, Inc. (a)	250,000	8,228
CIENA Corp. (a)	249,900	8,282
Cisco Systems, Inc. (a)	5,886,900	113,146
Corning, Inc.	2,400,000	37,584
Motorola, Inc.	1,572,100	29,383
QUALCOMM, Inc. (a)	457,400	28,921
		225,544
Computers & Peripherals - 2.3%
Dell Computer Corp. (a)	2,575,000	69,345
EMC Corp. (a)	1,182,500	23,319
Hewlett-Packard Co.	5,782,800	142,604
International Business Machines Corp.	4,906,400	516,202
Sun Microsystems, Inc. (a)	4,067,400	66,258
		817,728
Electronic Equipment & Instruments - 0.1%
Flextronics International Ltd. (a)	1,350,000	36,707
Internet Software & Services - 0.0%
WebMD Corp. (a)	630,700	3,633
IT Consulting & Services - 1.0%
Accenture Ltd. Class A	1,175,000	17,578
Computer Sciences Corp. (a)	500,000	18,055
Electronic Data Systems Corp.	4,778,800	305,126
		340,759
Semiconductor Equipment & Products - 1.4%
Altera Corp. (a)	676,700	20,342
Applied Materials, Inc. (a)	301,600	13,831
Intel Corp.	8,415,900	250,878
KLA-Tencor Corp. (a)	614,700	33,434
Linear Technology Corp.	332,000	14,469
Micron Technology, Inc. (a)	1,243,352	52,221
Teradyne, Inc. (a)	2,573,500	87,448
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Texas Instruments, Inc.	1,002,500	$ 34,586
Vitesse Semiconductor Corp. (a)	500,000	9,895
		517,104
Software - 4.7%
Adobe Systems, Inc.	2,339,200	87,697
Computer Associates International, Inc.	2,843,400	98,040
Microsoft Corp. (a)	20,315,200	1,344,663
NVIDIA Corp. (a)	307,800	24,901
Oracle Corp. (a)	1,398,640	25,287
PeopleSoft, Inc. (a)	1,859,300	81,196
Siebel Systems, Inc. (a)	633,700	21,837
VERITAS Software Corp. (a)	216,563	9,184
		1,692,805
TOTAL INFORMATION TECHNOLOGY		3,634,280
MATERIALS - 1.3%
Chemicals - 0.9%
Dow Chemical Co.	1,199,228	43,652
E.I. du Pont de Nemours & Co.	2,592,000	110,989
IMC Global, Inc.	2,213,700	25,015
Monsanto Co.	2,773,000	97,610
Praxair, Inc.	1,160,500	52,617
		329,883
Metals & Mining - 0.2%
Alcoa, Inc.	1,927,300	75,608
Paper & Forest Products - 0.2%
Georgia-Pacific Group	500,000	18,300
International Paper Co.	950,000	38,817
Weyerhaeuser Co.	200,000	11,946
		69,063
TOTAL MATERIALS		474,554
TELECOMMUNICATION SERVICES - 5.5%
Diversified Telecommunication Services - 4.9%
ALLTEL Corp.	984,000	60,664
AT&T Corp.	16,823,814	340,009
BellSouth Corp.	8,855,500	360,419
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Qwest Communications International, Inc.	2,249,228	$ 58,480
SBC Communications, Inc.	11,057,000	497,897
Sprint Corp. - FON Group	2,476,200	57,795
Verizon Communications	7,392,240	400,290
		1,775,554
Wireless Telecommunication Services - 0.6%
AT&T Wireless Services, Inc. (a)	4,572,983	85,469
Nextel Communications, Inc. Class A (a)	3,636,900	60,554
Sprint Corp. - PCS Group Series 1 (a)	2,309,500	59,862
		205,885
TOTAL TELECOMMUNICATION SERVICES		1,981,439
UTILITIES - 0.5%
Electric Utilities - 0.2%
Duke Energy Corp.	226,600	8,749
Mirant Corp.	200,863	6,213
Southern Co.	2,902,000	68,197
		83,159
Gas Utilities - 0.1%
El Paso Corp.	856,858	44,342
Multi-Utilities - 0.2%
Enron Corp.	1,206,900	54,733
TOTAL UTILITIES		182,234
TOTAL COMMON STOCKS (Cost $19,174,900)		32,024,260
Convertible Preferred Stocks - 0.5%

FINANCIALS - 0.2%
Diversified Financials - 0.2%
Union Pacific Capital Trust $3.125 TIDES (c)	1,277,000	59,859
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Raytheon Co. $4.12	928,900	48,883
Convertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 0.2%
IT Consulting & Services - 0.2%
Electronic Data Systems Corp. $3.00	1,200,000	$ 64,440
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $170,232)		173,182
Convertible Bonds - 0.1%
Moody's Ratings (unaudited) (e)		Principal Amount (000s)
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.0%
Juniper Networks, Inc. 4.75% 3/15/07	B2	$ 18,800	13,513
Semiconductor Equipment & Products - 0.1%
Vitesse Semiconductor Corp. 4% 3/15/05 (c)	B2	26,697	21,791
TOTAL CONVERTIBLE BONDS (Cost $42,575)			35,304
U.S. Treasury Obligations - 0.2%

U.S. Treasury Bills, yield at date of purchase 3.53% to 3.57% 8/16/01 to 10/11/01 (f)	-	83,000	82,621
U.S. Treasury Bonds 8.125% 8/15/19	Aaa	10,000	12,884
TOTAL U.S. TREASURY OBLIGATIONS (Cost $92,867)			95,505
Cash Equivalents - 10.9%
	Maturity Amount (000s)	Value (Note 1) (000s)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 3.4%, dated 7/31/01 due 8/1/01	$ 29,314	$ 29,311
	Shares
Fidelity Cash Central Fund, 3.98% (b)	3,888,586,202	3,888,586
Fidelity Securities Lending Cash Central Fund, 3.88% (b)	753,700	754
TOTAL CASH EQUIVALENTS (Cost $3,918,651)		3,918,651
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $23,399,225)		36,246,902
NET OTHER ASSETS - (0.4)%		(148,304)
NET ASSETS - 100%		$ 36,098,598
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
3,458 S&P 500 Stock Index Contracts	Sept. 2001	$ 1,050,627	$ (61,343)
The face value of futures purchased as a percentage of net assets - 2.9%
Security Type Abbreviations
TIDES	-	Term Income Deferred Equity Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $81,650,000 or 0.2% of net assets.

(d) Affiliated company
(e) S&P® credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $62,757,000.
(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $16,338,567,000 and $20,879,504,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $8,823,020,000 and $7,592,702,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,615,000 for the period.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loans outstanding amounted to $50,154,000. The weighted average interest rate was 7.06%. At period end there were no bank borrowings outstanding.

Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $23,505,998,000. Net unrealized appreciation aggregated $12,740,904,000, of which $13,553,614,000 related to appreciated investment securities and $812,710,000 related to depreciated investment securities.

The fund hereby designates approximately $3,504,818,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2001
Assets
Investment in securities, at value (including securities loaned of $725 and repurchase agreements of $29,311) (cost $23,399,225) - See accompanying schedule		$ 36,246,902
Receivable for investments sold		38,967
Receivable for fund shares sold		19,003
Dividends receivable		22,701
Interest receivable		13,746
Receivable for daily variation on futures contracts		4,842
Other receivables		104
Total assets		36,346,265
Liabilities
Payable for investments purchased
Regular delivery	$ 144,241
Delayed delivery	47,054
Payable for fund shares redeemed	35,258
Accrued management fee	14,334
Other payables and accrued expenses	6,026
Collateral on securities loaned, at value	754
Total liabilities		247,667
Net Assets		$ 36,098,598
Net Assets consist of:
Paid in capital		$ 22,955,724
Undistributed net investment income		37,885
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		318,735
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		12,786,254
Net Assets, for 923,329 shares outstanding		$ 36,098,598
Net Asset Value, offering price and redemption price per share ($36,098,598 ÷ 923,329 shares)		$39.10

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2001
Investment Income Dividends (including $13,471 received from affiliated issuers)		$ 410,680
Interest		209,044
Security lending		15
Total income		619,739
Expenses
Management fee	$ 184,936
Transfer agent fees	74,427
Accounting and security lending fees	1,649
Non-interested trustees' compensation	89
Custodian fees and expenses	412
Registration fees	119
Audit	160
Legal	134
Interest	10
Reports to shareholders	763
Miscellaneous	137
Total expenses before reductions	262,836
Expense reductions	(7,343)	255,493
Net investment income		364,246
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(43,447) on sales of investments in affiliated issuers)	1,505,915
Foreign currency transactions	(136)
Futures contracts	(340,995)	1,164,784
Change in net unrealized appreciation (depreciation) on:
Investment securities	(4,816,365)
Assets and liabilities in foreign currencies	(21)
Futures contracts	(54,532)	(4,870,918)
Net gain (loss)		(3,706,134)
Net increase (decrease) in net assets resulting from operations		$ (3,341,888)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2001	Year ended July 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 364,246	$ 370,848
Net realized gain (loss)	1,164,784	3,578,079
Change in net unrealized appreciation (depreciation)	(4,870,918)	(1,211,010)
Net increase (decrease) in net assets resulting from operations	(3,341,888)	2,737,917
Distributions to shareholders From net investment income	(350,062)	(380,427)
From net realized gain	(3,483,630)	(2,962,705)
Total distributions	(3,833,692)	(3,343,132)
Share transactions Net proceeds from sales of shares	4,514,900	5,444,336
Reinvestment of distributions	3,724,551	3,243,498
Cost of shares redeemed	(6,405,224)	(15,237,863)
Net increase (decrease) in net assets resulting from share transactions	1,834,227	(6,550,029)
Total increase (decrease) in net assets	(5,341,353)	(7,155,244)
Net Assets
Beginning of period	41,439,951	48,595,195
End of period (including undistributed net investment income of $37,885 and $31,244, respectively)	$ 36,098,598	$ 41,439,951
Other Information Shares
Sold	108,594	118,963
Issued in reinvestment of distributions	84,232	71,370
Redeemed	(154,399)	(333,505)
Net increase (decrease)	38,427	(143,172)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 46.83	$ 47.27	$ 43.73	$ 38.50	$ 28.20
Income from Investment Operations
Net investment income B	.39	.38	.39	.41	.46
Net realized and unrealized gain (loss)	(3.83)	2.47	5.69	6.59	11.44
Total from investment operations	(3.44)	2.85	6.08	7.00	11.90
Less Distributions
From net investment income	(.38)	(.39)	(.38)	(.41)	(.48)
From net realized gain	(3.91)	(2.90)	(2.16)	(1.36)	(1.12)
Total distributions	(4.29)	(3.29)	(2.54)	(1.77)	(1.60)
Net asset value, end of period	$ 39.10	$ 46.83	$ 47.27	$ 43.73	$ 38.50
Total Return A	(8.25)%	6.34%	15.20%	19.06%	44.16%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 36,099	$ 41,440	$ 48,595	$ 44,361	$ 34,284
Ratio of expenses to average net assets	.68%	.67%	.68%	.69%	.73%
Ratio of expenses to average net assets after all expense reductions	.66% C	.66% C	.66% C	.68% C	.71% C
Ratio of net investment income to average net assets	.94%	.82%	.88%	1.02%	1.43%
Portfolio turnover rate	46%	41%	35%	32%	38%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2001

1. Significant Accounting Policies.

Fidelity Growth & Income Portfolio (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or short-term gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .48% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional

Annual Report

Notes to Financial Statements - continued

6. Security Lending - continued

required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid $4,425,000 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $1,000 and $2,917,000, respectively.

9. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
C.R. Bard, Inc.	$ 25,580	$ 13,239	$ 3,741	$ 261,638
CBL & Associates Properties, Inc..	-	15,639	931	-
Ceridian Corp.	14,726	25,823	-	-
Unifi, Inc.	-	49,921	-	-
USA Education, Inc.	124,739	96,426	8,799	1,036,539
TOTALS	$ 165,045	$ 201,048	$ 13,471	$ 1,298,177

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund) at July 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth & Income Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 7, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Growth & Income Portfolio voted to pay on September 10, 2001, to shareholders of record at the opening of business on September 7, 2001, a distribution of $.38 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.09 per share from net investment income.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 6.08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 94%, 94%, 100%, and 100% of the dividends distributed in September, December, March and June, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Bart A. Grenier, Vice President

Steven Kaye, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

* Independent trustees

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Chase Manhattan Bank

New York, NY

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity ® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan ® Fund

Real Estate Investment Portfolio

Utilities Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

GAI-ANN-0901 144017
1.536189.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Leveraged Company Stock

Fund

Annual Report

July 31, 2001

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Most fixed-income investments - including corporate, Treasury, mortgage-backed and high-yield securities - realized gains of 4%-8% through the first seven months of 2001, according to the Lehman Brothers indexes that track these bond categories. Conversely, the majority of popular equity market benchmarks reported negative numbers. Growth stocks turned in the weakest performance, while cyclical and smaller-cap value stocks were bid up in anticipation of an economic recovery later this year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Period ended July 31, 2001	Life of fund
Fidelity ® Leveraged Company Stock	6.60%
S&P 500 ®	-6.55%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, since the fund started on December 19, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

Average Annual Total Returns

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

Annual Report

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity ® Leveraged Company Stock Fund on December 19, 2000. As the chart shows, by July 31, 2001, the value of the investment would have grown to $10,660 - a 6.60% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $9,345 - a 6.55% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Helped in part by the Federal Reserve Board's six interest-rate cuts in 2001, there was good news for equity investors in the second quarter of the year. From April through June, stocks enjoyed their best quarterly performance since the final quarter of 1999. Unfortunately, that did little to ease the losses incurred in the remainder of the 12-month period ending July 31, 2001. A slowing economy, poor corporate earnings and sharply reduced capital spending quickly ended the speculative excesses of the late 1990s. Instead, investors refocused on individual company fundamentals, earnings and valuations. The result was a considerable sell-off of technology and telecommunications stocks, and a return to prominence for value stocks, the perennial laggards of the most recent bull market. This dramatic shift is well illustrated in the recent performance of growth- and value-related stock market benchmarks. For the 12-month period ending July 31, 2001, the Russell 2000® Value Index - a measure of small-cap value stock performance - gained 23.75%. Its large-cap growth counterpart, the Russell 1000® Growth Index, declined 35.06%. Other growth-oriented indexes also posted losses. The large-cap weighted Standard & Poor's 500SM Index fell 14.33%, while the tech-heavy NASDAQ Composite® Index staggered to a -46.06% return. The Dow Jones Industrial AverageSM, a blend of 30 blue-chip companies - 23 of which fall into the value category - finished the period up 1.68%.

(Portfolio Manager photograph)
An interview with David Glancy, Portfolio Manager of Fidelity Leveraged Company Stock Fund

Q. How did the fund perform, David?

A. From its inception on December 19, 2000, through July 31, 2001, the fund posted a total return of 6.60%. During the same period, the Standard & Poor's 500 Index fell 6.55%. Going forward, we'll look at the performance of the fund and its benchmarks at six- and 12-month intervals.

Q. What factors helped the fund outperform the S&P 500®?

A. Sector positioning played a major role. Relative to the fund, the S&P 500 had a much heavier weighting in technology - one of the weakest sectors of the past year. Conversely, the fund had a much heavier weighting in consumer discretionary industries, such as retail, restaurants, and media and leisure. Investors bid up the stocks of many companies in these industries in light of their low relative valuations, real earnings and their potential to appreciate quickly in an economic rebound.

Q. David, since the fund is only about eight months old, can you please review its focus?

A. The fund looks to invest in stocks of companies with leveraged capital structures - that is, the kind of companies that issue debt by using high-yield bonds - and its goal is to achieve capital appreciation. The fund will normally invest at least 65% of its assets in stocks, particularly in issuers of lower-quality debt and other companies with leveraged capital structures. The equity of a company that aggressively uses debt to finance its asset base tends to be more volatile. Leverage can amplify the positive or negative impact of political, regulatory, market or economic developments on a company's prospects. Our intention is to locate those companies whose leverage should enable them to experience rapid upward moves in their equity prices. The fund itself is not leveraged.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Where can one find leveraged companies?

A. In most segments of the market. MCI and Turner Broadcasting are two companies that used leverage very effectively to grow and become particularly successful. More recently, media and telecommunications firms have issued a significant amount of high-yield debt to finance their network build-outs and operations. As a result, the junk bond market has become increasingly dominated by these high-growth industries. Nevertheless, a lot of leveraged companies come from what many consider to be defensive industries, such as paper and forest products, chemicals, manufacturing, health care, energy and real estate. These companies in more established industries employ leverage as a sort of financial engineering tool. They use the capital they raise to buy back stock to support their equity price or to make an acquisition that will help improve the company's profile. The fund seeks to unearth opportunities within a large universe of potential investments. The total market capitalization of leveraged companies currently stands at about $4 trillion, and includes companies with debt rated BBB and below. Some of the companies in the leveraged universe are well known and have significantly large market capitalizations, including Phillips Petroleum, Liberty Media, EchoStar Communications, HCA and Tenet Healthcare.

Q. Which investments performed well for the fund? Which were disappointing?

A. Among the top performers was AMC Entertainment, the movie theatre company that is one of the top survivors in an extremely competitive industry. In addition, grocery chain Pathmark Stores posted strong first-quarter sales in 2001 on the heels of the company's restructuring program. Vesta Insurance benefited from debt reduction and solid earnings, and drug store chain Rite Aid increased same-store sales, reduced debt and repaired its balance sheet as part of what looks to be a successful turnaround. Turning to the disappointments, telecommunication services firm XO Communications suffered from concerns that the company would run out of operating capital. I've maintained the fund's investment in XO due to my belief in the company's long-term prospects. FreeMarkets, a business-to-business online market, also saw its stock price drop despite beating second-quarter earnings estimates. The company's prospects were clouded by accounting issues as well as continued skittishness about Internet stocks.

Q. What's your outlook, David?

A. I continue to seek out companies whose enterprise value - debt plus the market value of the equity - is well below my view of the firms' intrinsic value. If the market comes to recognize the inherent value of these companies, their share prices should be bid upward. While I pay little attention to macroeconomics, the current positive slope of the yield curve helps leveraged companies, because it encourages lending. That factor could help the fund, but it does not drive my strategy.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation by normally investing in common stocks of leveraged companies and potentially investing in lower-quality debt securities

Fund number: 122

Trading symbol: FLVCX

Start date: December 19, 2000

Size: as of July 31, 2001, more than $194 million

Manager: David Glancy, since inception; manager, Fidelity Advisor Leveraged Company Stock Fund, since 2000; Fidelity Capital & Income Fund, since 1996; Fidelity Advisor High Income Fund, 1999-2001; Spartan High Income Fund, 1993-1996; joined Fidelity in 1990

David Glancy reviews his investment approach:

"I look for companies that are purposefully using leverage - meaning debt - to grow, augment or enhance their return on equity. I look for companies with good fundamentals - meaning their business prospects - that are using leverage effectively. I intend to avoid companies with bad fundamentals, including those that used poor judgment to borrow in order to fund an ill-conceived idea.

"While the fund does have the ability to invest in beaten-down stocks, I don't intend to focus on troubled companies whose only value lies in what they'd be worth upon liquidation. Instead, I'll aim to invest in healthy firms that I believe offer solid fundamentals, whose leverage is working to help them achieve their business plans and to thrive and grow. I'm looking for situations where a company's leverage is an attribute for its long-term growth, not a burden that weighs down its long-term prospects."

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
EchoStar Communications Corp. Class A	10.0	9.2
AMC Entertainment, Inc.	3.6	2.6
Conoco, Inc. Class A	3.2	0.9
General Motors Corp. Class H	2.8	1.5
American Standard Companies, Inc.	2.7	1.4
Rite Aid Corp.	2.4	0.0
CMS Energy Corp.	2.1	1.6
Pathmark Stores, Inc.	2.0	1.2
Markel Corp.	1.8	0.5
DaVita, Inc.	1.6	2.9
	32.2
Top Five Market Sectors as of July 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	28.1	29.2
Industrials	10.1	4.0
Financials	8.8	11.8
Energy	8.3	7.3
Consumer Staples	7.1	1.8
Asset Allocation (% of fund's net assets)
As of July 31, 2001 *		As of January 31, 2001 **
	Stocks 79.3%		Stocks 87.8%
	Bonds 6.8%		Bonds 2.2%
	Convertible Securities 0.4%		Convertible Securities 0.3%
	Short-Term Investments and Net Other Assets 13.5%		Short-Term Investments and Net Other Assets 9.7%
* Foreign investments	3.0%	** Foreign investments	9.5%

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Annual Report

Investments July 31, 2001

Showing Percentage of Net Assets

Common Stocks - 79.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 26.7%
Auto Components - 0.2%
Exide Corp.	60,600	$ 427,836
Automobiles - 0.0%
Monaco Coach Corp. (a)	1,400	40,852
Hotels, Restaurants & Leisure - 2.5%
Carnival Corp.	15,500	517,700
Harrah's Entertainment, Inc. (a)	800	22,896
Hilton Hotels Corp.	3,970	48,077
Hollywood Casino Corp. Class A (a)	140,530	1,046,949
Intrawest Corp.	21,200	401,399
Station Casinos, Inc. (a)	44,900	646,111
Tricon Global Restaurants, Inc. (a)	49,610	2,269,658
		4,952,790
Leisure Equipment & Products - 2.6%
Brunswick Corp.	43,540	950,914
Mattel, Inc.	125,700	2,250,030
Midway Games, Inc. (a)	121,000	1,851,300
		5,052,244
Media - 19.6%
Acme Communications, Inc. (a)	43,840	350,720
AMC Entertainment, Inc. (a)	543,380	7,069,374
AT&T Corp. - Liberty Media Group Class A (a)	122,180	1,921,891
EchoStar Communications Corp. Class A (a)	652,080	19,399,374
General Motors Corp. Class H	277,670	5,359,031
Pegasus Communications Corp. (a)	225,160	2,918,074
Radio One, Inc. Class A (a)	33,770	617,316
XM Satellite Radio Holdings, Inc. Class A (a)	40,000	489,200
		38,124,980
Multiline Retail - 1.3%
Costco Wholesale Corp. (a)	18,600	800,730
Dillard's, Inc. Class A	29,700	440,748
JCPenney Co., Inc.	28,800	819,072
Kmart Corp. (a)	34,400	398,008
		2,458,558
Specialty Retail - 0.2%
Michaels Stores, Inc. (a)	5,300	222,441
The Bombay Company, Inc. (a)	66,400	173,968
		396,409
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Textiles & Apparel - 0.3%
Guess?, Inc. (a)	62,900	$ 523,957
TOTAL CONSUMER DISCRETIONARY		51,977,626
CONSUMER STAPLES - 6.4%
Food & Drug Retailing - 5.3%
7-Eleven, Inc. (a)	137,100	1,693,185
Pathmark Stores, Inc. (a)	158,315	3,924,629
Rite Aid Corp. (a)	568,000	4,782,560
		10,400,374
Food Products - 0.4%
M&F Worldwide Corp. (a)	151,100	666,351
McCormick & Co., Inc. (non-vtg.)	1,400	59,766
		726,117
Personal Products - 0.7%
Elizabeth Arden, Inc. (a)	21,100	422,000
Revlon, Inc. Class A (a)	101,100	879,570
		1,301,570
TOTAL CONSUMER STAPLES		12,428,061
ENERGY - 8.1%
Energy Equipment & Services - 1.1%
Key Energy Services, Inc. (a)	120,750	1,122,975
Pride International, Inc. (a)	60,100	932,752
Transocean Sedco Forex, Inc.	4,000	129,160
		2,184,887
Oil & Gas - 7.0%
Ashland, Inc.	28,900	1,137,793
Chesapeake Energy Corp. (a)	187,400	1,210,604
Conoco, Inc. Class A	203,230	6,267,613
Equitable Resources, Inc.	1,500	53,775
Nuevo Energy Co. (a)	500	8,780
Ocean Energy, Inc.	44,100	866,124
Phillips Petroleum Co.	16,580	946,552
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Plains Resources, Inc. (a)	43,800	$ 1,215,450
Western Gas Resources, Inc.	62,200	1,848,584
		13,555,275
TOTAL ENERGY		15,740,162
FINANCIALS - 8.7%
Banks - 0.5%
Dime Bancorp, Inc. warrants 12/31/49 (a)	1,200	288
First Union Corp.	12,400	438,960
Provident Financial Group, Inc.	13,600	448,936
		888,184
Diversified Financials - 1.3%
AmeriCredit Corp. (a)	10,400	639,496
Finova Group, Inc.	330,100	1,270,885
Metris Companies, Inc.	18,500	641,950
		2,552,331
Insurance - 4.6%
American Financial Group, Inc.	97,640	2,878,427
Leucadia National Corp.	3,110	101,573
Markel Corp. (a)	17,200	3,481,452
Vesta Insurance Group Corp.	226,400	2,569,640
		9,031,092
Real Estate - 2.3%
Crescent Real Estate Equities Co.	65,220	1,573,759
Equity Office Properties Trust	14,480	434,690
LNR Property Corp.	37,100	1,252,125
ResortQuest International, Inc. (a)	114,900	1,100,742
		4,361,316
TOTAL FINANCIALS		16,832,923
HEALTH CARE - 3.6%
Health Care Providers & Services - 3.6%
DaVita, Inc. (a)	145,770	3,125,309
Laboratory Corp. of America Holdings (a)	11,120	1,000,355
PacifiCare Health Systems, Inc. (a)	45,000	556,650
Quest Diagnostics, Inc. (a)	16,000	1,105,600
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Renal Care Group, Inc. (a)	7,000	$ 206,500
Res-Care, Inc. (a)	114,000	943,920
		6,938,334
INDUSTRIALS - 10.1%
Aerospace & Defense - 3.1%
Alliant Techsystems, Inc. (a)	16,700	1,656,640
General Dynamics Corp.	32,600	2,637,014
Lockheed Martin Corp.	43,300	1,715,546
		6,009,200
Airlines - 0.8%
AMR Corp. (a)	5,300	186,295
Northwest Airlines Corp. (a)	57,700	1,491,545
		1,677,840
Building Products - 3.0%
American Standard Companies, Inc. (a)	78,200	5,321,510
Associated Materials, Inc.	14,450	337,986
York International Corp.	4,300	142,416
		5,801,912
Commercial Services & Supplies - 1.1%
Coinstar, Inc. (a)	33,200	811,740
infoUSA, Inc. (a)	99,200	571,392
Republic Services, Inc. (a)	39,940	794,806
		2,177,938
Machinery - 0.7%
NACCO Industries, Inc. Class A	5,400	372,870
Terex Corp. (a)	42,290	923,614
		1,296,484
Road & Rail - 1.4%
Canadian National Railway Co.	19,400	886,018
Kansas City Southern Industries, Inc.	125,500	1,873,715
		2,759,733
TOTAL INDUSTRIALS		19,723,107
INFORMATION TECHNOLOGY - 4.6%
Communications Equipment - 1.6%
Loral Space & Communications Ltd. (a)	658,800	1,409,832
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Motorola, Inc.	43,200	$ 807,408
QUALCOMM, Inc. (a)	14,500	916,835
		3,134,075
Computers & Peripherals - 0.1%
Apple Computer, Inc. (a)	6,300	118,377
Internet Software & Services - 0.2%
FreeMarkets, Inc. (a)	21,000	418,320
Semiconductor Equipment & Products - 1.2%
Advanced Micro Devices, Inc. (a)	21,800	398,068
California Micro Devices Corp. (a)	99,410	792,298
Micron Technology, Inc. (a)	25,900	1,087,800
		2,278,166
Software - 1.5%
Microsoft Corp. (a)	22,700	1,502,513
OpenTV Corp. Class A (a)	152,100	1,514,916
		3,017,429
TOTAL INFORMATION TECHNOLOGY		8,966,367
MATERIALS - 5.6%
Chemicals - 1.0%
Lyondell Chemical Co.	127,950	1,847,598
Millennium Chemicals, Inc.	5,450	79,352
Solutia, Inc.	9,070	123,171
		2,050,121
Containers & Packaging - 2.4%
Applied Extrusion Technologies, Inc. (a)	9,500	72,010
Ball Corp.	15,800	780,994
Owens-Illinois, Inc. (a)	85,000	545,700
Packaging Corp. of America (a)	81,840	1,616,340
Sealed Air Corp. (a)	27,000	1,112,400
Smurfit-Stone Container Corp. (a)	28,860	502,453
		4,629,897
Metals & Mining - 1.3%
Alcan, Inc.	11,000	413,029
Alcoa, Inc.	24,900	976,827
Allegheny Technologies, Inc.	10,830	206,420
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Metals & Mining - continued
Barrick Gold Corp.	12,600	$ 186,612
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	65,000	699,400
		2,482,288
Paper & Forest Products - 0.9%
Bowater, Inc.	8,360	389,827
Georgia-Pacific Group	24,900	911,340
International Paper Co.	11,300	461,718
		1,762,885
TOTAL MATERIALS		10,925,191
TELECOMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 2.0%
ALLTEL Corp.	3,500	215,775
AT&T Corp.	61,910	1,251,201
CenturyTel, Inc.	1,400	43,344
Citizens Communications Co. (a)	31,300	384,051
Focal Communications Corp. (a)	308,500	465,835
XO Communications, Inc. Class A (a)	1,154,800	1,547,432
		3,907,638
Wireless Telecommunication Services - 1.3%
Motient Corp. warrants 4/1/08 (a)	200	2
Nextel Communications, Inc. Class A (a)	117,900	1,963,035
Triton PCS Holdings, Inc. Class A (a)	15,800	611,460
		2,574,497
TOTAL TELECOMMUNICATION SERVICES		6,482,135
UTILITIES - 2.2%
Electric Utilities - 2.2%
AES Corp. (a)	6,640	254,312
CMS Energy Corp.	153,870	4,103,713
		4,358,025
TOTAL COMMON STOCKS (Cost $146,590,273)		154,371,931
Nonconvertible Preferred Stocks - 0.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Granite Broadcasting Corp. $127.50 pay-in-kind	112	$ 20,160
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
XO Communications, Inc. Series B, $135.00 pay-in-kind	1,243	62,150
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $781,953)		82,310
Corporate Bonds - 7.2%
Moody's Ratings (unaudited)		Principal Amount
Convertible Bonds - 0.4%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
NTL, Inc. 7% 12/15/08	B3	$ 520,000	222,950
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.2%
CIENA Corp. 3.75% 2/1/08	Ba3	320,000	236,000
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Covad Communications Group, Inc. 6% 9/15/05 (e)	Caa3	1,360,000	190,400
TOTAL CONVERTIBLE BONDS			649,350
Nonconvertible Bonds - 6.8%
CONSUMER DISCRETIONARY - 1.3%
Media - 1.1%
AMC Entertainment, Inc. 9.5% 2/1/11	Caa3	170,000	153,000
Cinemark USA, Inc. 9.625% 8/1/08	Caa2	35,000	30,450
International Cabletel, Inc. 11.5% 2/1/06	B2	590,000	383,500
Satelites Mexicanos SA de CV:
8.21% 6/30/04 (e)(f)	B1	135,000	124,200
yankee 10.125% 11/1/04	B3	970,000	630,500
Telewest PLC yankee 11% 10/1/07	B2	950,000	750,500
United International Holdings, Inc. 0% 2/15/08 (d)	Caa1	225,000	76,500
			2,148,650
Corporate Bonds - continued
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.2%
JCPenney Co., Inc. 6.5% 6/15/02	Baa3	$ 25,000	$ 24,625
JCPenney Co., Inc. 6.9% 8/15/26	Ba2	330,000	316,800
			341,425
TOTAL CONSUMER DISCRETIONARY			2,490,075
CONSUMER STAPLES - 0.7%
Food & Drug Retailing - 0.5%
Great Atlantic & Pacific Tea, Inc.:
7.7% 1/15/04	B2	565,000	519,800
7.75% 4/15/07	B2	115,000	96,600
Rite Aid Corp. 11.25% 7/1/08 (e)	Caa2	400,000	411,000
			1,027,400
Personal Products - 0.2%
Revlon Consumer Products Corp.:
8.625% 2/1/08	Caa3	395,000	199,475
9% 11/1/06	Caa1	170,000	131,325
			330,800
TOTAL CONSUMER STAPLES			1,358,200
ENERGY - 0.2%
Energy Equipment & Services - 0.2%
Ocean Rig Norway AS yankee 10.25% 6/1/08	B3	365,000	328,500
FINANCIALS - 0.1%
Diversified Financials - 0.1%
Finova Capital Corp. 7.25% 11/8/04 (c)	Caa2	230,000	220,800
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Service Corp. International (SCI) 6.3% 3/15/03	B1	650,000	611,000
INDUSTRIALS - 0.0%
Machinery - 0.0%
Thermadyne Holdings Corp. 0% 6/1/08 (c)(d)	C	45,000	450
Corporate Bonds - continued
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
Exodus Communications, Inc. 10.75% 12/15/09	Caa1	$ 500,000	$ 147,500
MATERIALS - 0.4%
Containers & Packaging - 0.4%
Gaylord Container Corp. 9.75% 6/15/07	Caa1	235,000	149,225
Owens-Illinois, Inc. 7.8% 5/15/18	B3	770,000	573,650
			722,875
Metals & Mining - 0.0%
Better Minerals & Aggregates Co. 13% 9/15/09	B3	80,000	64,000
TOTAL MATERIALS			786,875
TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 2.3%
Allegiance Telecom, Inc.:
0% 2/15/08 (d)	B3	135,000	78,300
12.875% 5/15/08	B3	265,000	235,188
Covad Communications Group, Inc.:
0% 3/15/08 (d)	Caa3	650,000	71,500
12% 2/15/10	Caa3	1,105,000	165,750
Focal Communications Corp. 11.875% 1/15/10	Caa3	1,225,000	294,000
Impsat Fiber Networks, Inc. 13.75% 2/15/05	Caa3	435,000	100,050
Intermedia Communications, Inc.:
8.5% 1/15/08	Baa2	260,000	267,800
8.6% 6/1/08	Baa2	70,000	72,275
Level 3 Communications, Inc. 9.125% 5/1/08	Caa1	740,000	399,600
McLeodUSA, Inc.:
9.25% 7/15/07	B3	50,000	26,000
11.375% 1/1/09	B3	330,000	193,050
NEXTLINK Communications, Inc.:
0% 6/1/09 (d)	Caa1	4,230,000	676,800
0% 12/1/09 (d)	Caa1	7,545,000	1,207,200
NTL Communications Corp.:
0% 10/1/08 (d)	B3	320,000	137,600
11.5% 10/1/08	B3	390,000	253,500
11.875% 10/1/10	B2	105,000	68,250
RCN Corp. 10% 10/15/07	Caa2	485,000	208,550
			4,455,413
Corporate Bonds - continued
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.0%
Nextel International, Inc. 12.75% 8/1/10	Caa1	$ 235,000	$ 61,100
TOTAL TELECOMMUNICATION SERVICES			4,516,513
UTILITIES - 1.4%
Electric Utilities - 1.4%
Edison Mission Energy 9.875% 4/15/11	Baa3	150,000	152,250
Mission Energy Holding Co. 13.5% 7/15/08 (e)	Ba2	1,270,000	1,282,700
Pacific Gas & Electric Co.:
7.05% 3/1/24 (c)	B3	130,000	119,600
7.375% 11/1/05 (c)(e)	Caa2	750,000	615,000
Southern California Edison Co.:
5.625% 10/1/02	B3	65,000	58,500
7.2% 11/3/03	Caa2	710,000	582,200
			2,810,250
TOTAL NONCONVERTIBLE BONDS			13,270,163
TOTAL CORPORATE BONDS (Cost $14,264,312)			13,919,513
Cash Equivalents - 18.9%
	Shares
Fidelity Cash Central Fund, 3.98% (b)	23,176,121	23,176,121
Fidelity Securities Lending Cash Central Fund, 3.88% (b)	13,627,894	13,627,894
TOTAL CASH EQUIVALENTS (Cost $36,804,015)		36,804,015
TOTAL INVESTMENT PORTFOLIO - 105.4% (Cost $198,440,553)		205,177,769
NET OTHER ASSETS - (5.4)%		(10,593,455)
NET ASSETS - 100%		$ 194,584,314
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,623,300 or 1.3% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	0.0%	AAA, AA, A	0.0%
Baa	0.3%	BBB	0.4%
Ba	0.9%	BB	1.2%
B	2.7%	B	3.2%
Caa	3.0%	CCC	1.2%
Ca, C	0.0%	CC, C	0.3%
		D	0.4%

Purchases and sales of securities, other than short-term securities, aggregated $364,840,608 and $189,744,192, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $31,441 for the period.

The fund participated in the security lending program during the period. Cash collateral includes amounts received for unsettled security loans. At period end the fund also received as collateral U.S. Treasury obligations valued at $2,159,600.

Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $199,285,228. Net unrealized appreciation aggregated $5,892,541, of which $20,842,205 related to appreciated investment securities and $14,949,664 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $10,914,000 of losses recognized during the period December 19, 2000 (commencement of operations) to July 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2001
Assets
Investment in securities, at value (including loaned of $15,348,408) (cost $198,440,553) - See accompanying schedule		$ 205,177,769
Foreign currency held at value (cost $64)		64
Receivable for investments sold		5,739,662
Receivable for fund shares sold		341,424
Dividends receivable		63,381
Interest receivable		554,092
Redemption fees receivable		258
Other receivables		37,014
Prepaid expenses		7,825
Total assets		211,921,489
Liabilities
Payable for investments purchased	$ 2,805,904
Payable for fund shares redeemed	774,736
Accrued management fee	107,064
Other payables and accrued expenses	21,577
Collateral on securities loaned, at value	13,627,894
Total liabilities		17,337,175
Net Assets		$ 194,584,314
Net Assets consist of:
Paid in capital		$ 200,326,300
Undistributed net investment income		1,171,601
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(13,650,803)
Net unrealized appreciation (depreciation) on investments		6,737,216
Net Assets, for 18,255,238 shares outstanding		$ 194,584,314
Net Asset Value, offering price and redemption price per share ($194,584,314 ÷ 18,255,238 shares)		$10.66

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Period ended July 31, 2001
Investment Income Dividends		$ 534,668
Interest		1,208,619
Security lending		131,560
Total income		1,874,847
Expenses
Management fee	$ 604,333
Transfer agent fees	171,796
Accounting and security lending fees	42,787
Non-interested trustees' compensation	272
Custodian fees and expenses	12,653
Registration fees	42,504
Audit	24,518
Legal	931
Miscellaneous	39
Total expenses before reductions	899,833
Expense reductions	(100,740)	799,093
Net investment income		1,075,754
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(13,559,396)
Foreign currency transactions	4,440	(13,554,956)
Change in net unrealized appreciation (depreciation) on investment securities		6,737,216
Net gain (loss)		(6,817,740)
Net increase (decrease) in net assets resulting from operations		$ (5,741,986)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

December 19, 2000 (commencement of operations) to July 31, 2001
Increase (Decrease) in Net Assets
Operations Net investment income	$ 1,075,754
Net realized gain (loss)	(13,554,956)
Change in net unrealized appreciation (depreciation)	6,737,216
Net increase (decrease) in net assets resulting from operations	(5,741,986)
Share transactions Net proceeds from sales of shares	250,722,867
Cost of shares redeemed	(50,615,501)
Net increase (decrease) in net assets resulting from share transactions	200,107,366
Redemption fees	218,934
Total increase (decrease) in net assets	194,584,314
Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $1,171,601)	$ 194,584,314
Other Information Shares
Sold	23,105,586
Redeemed	(4,850,348)
Net increase (decrease)	18,255,238

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Period ended July 31,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.07
Net realized and unrealized gain	.58 G
Total from investment operations	.65
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 10.66
Total Return B, C	6.60%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 194,584
Ratio of expenses to average net assets	.94% A
Ratio of expenses to average net assets after all expense reductions	.83% A, E
Ratio of net investment income to average net assets	1.12% A
Portfolio turnover rate	230% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

F For the period December 19, 2000 (commencement of operations) to July 31, 2001.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2001

1. Significant Accounting Policies.

Fidelity Leveraged Company Stock Fund (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Prepaid Expenses. Fidelity Management & Research Company (FMR) bears all organizational expenses of the fund, except for the cost of registering and qualifying new shares for distribution under federal and state securities law. These registration expenses are borne by the fund and amortized over one year.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, market discount, non-taxable dividends, and losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to 1.5% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Change in Accounting Principle. Effective August 1, 2002, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .35%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .63% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .18% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities. Additional information regarding security lending is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $100,721 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $19.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Leveraged Company Stock Fund (a fund of Fidelity Securities Fund) at July 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Leveraged Company Stock Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2001, by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 7, 2001

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

David L. Glancy, Vice President

Robert A. Lawrence, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

The Chase Manhattan Bank New York, NY

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund ®

Contrafund® II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Tax Managed Stock Fund

TechnoQuant ® Growth Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

LSF-ANN-0901 143835
1.762413.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

OTC

Portfolio

Annual Report

July 31, 2001

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Most fixed-income investments - including corporate, Treasury, mortgage-backed and high-yield securities - realized gains of 4%-8% through the first seven months of 2001, according to the Lehman Brothers indexes that track these bond categories. Conversely, the majority of popular equity market benchmarks reported negative numbers. Growth stocks turned in the weakest performance, while cyclical and smaller-cap value stocks were bid up in anticipation of an economic recovery later this year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® OTC	-42.79%	88.18%	269.26%
NASDAQ®	-46.06%	90.84%	333.66%
Mid-Cap Funds Average	-11.37%	94.91%	257.54%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the NASDAQ Composite ® Index - a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. To measure how the fund's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 531 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity OTC	-42.79%	13.48%	13.95%
NASDAQ	-46.06%	13.80%	15.80%
Mid-Cap Funds Average	-11.37%	13.78%	13.33%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® OTC Portfolio on July 31, 1991. As the chart shows, by July 31, 2001, the value of the investment would have grown to $36,926 - a 269.26% increase on the initial investment. For comparison, look at how the NASDAQ Composite Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $43,366 - a 333.66% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

* The Lipper multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of July 31, 2001, the one year, five year and 10 year cumulative total returns for the multi-cap growth funds average were, -33.99%, 83.16%, and 245.05%, respectively. The one year, five year and 10 year average annual total returns were, -33.99%, 12.24%, and 12.87%. The one year, five year and 10 year cumulative total returns for the multi-cap supergroup average were, -10.07%, 88.78%, and 260.88%, respectively. The one year, five year and 10 year average annual total returns were, -10.07%, 13.11%, and 13.38%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Helped in part by the Federal Reserve Board's six interest-rate cuts in 2001, there was good news for equity investors in the second quarter of the year. From April through June, stocks enjoyed their best quarterly performance since the final quarter of 1999. Unfortunately, that did little to ease the losses incurred in the remainder of the 12-month period ending July 31, 2001. A slowing economy, poor corporate earnings and sharply reduced capital spending quickly ended the speculative excesses of the late 1990s. Instead, investors refocused on individual company fundamentals, earnings and valuations. The result was a considerable sell-off of technology and telecommunications stocks, and a return to prominence for value stocks, the perennial laggards of the most recent bull market. This dramatic shift is well illustrated in the recent performance of growth- and value-related stock market benchmarks. For the 12-month period ending July 31, 2001, the Russell 2000® Value Index - a measure of small-cap value stock performance - gained 23.75%. Its large-cap growth counterpart, the Russell 1000® Growth Index, declined 35.06%. Other growth-oriented indexes also posted losses. The large-cap weighted Standard & Poor's 500SM Index fell 14.33%, while the tech-heavy NASDAQ Composite® Index staggered to a -46.06% return. The Dow Jones Industrial AverageSM, a blend of 30 blue-chip companies - 23 of which fall into the value category - finished the period up 1.68%.

(Portfolio Manager photograph)
An interview with Jason Weiner, Portfolio Manager of Fidelity OTC Portfolio

Q. How did the fund perform, Jason?

A. For the 12 months that ended July 31, 2001, the fund returned -42.79%, topping the NASDAQ Composite Index, which returned -46.06%. The mid-cap funds average tracked by Lipper Inc. returned -11.37% during this same time frame.

Q. What helped the fund outpace the NASDAQ index during the past year?

A. It was one of the worst periods in recent history for the NASDAQ, as the technology spending and speculative bubbles formed in recent years finally burst. The fund was hurt by the precipitous decline in the OTC market during the past year, as evidenced by its poor performance on an absolute basis. However, in relative terms, the fund fared well versus its index, thanks to our positioning in technology. Assuming a more conservative posture paid off, as we were able to avoid some of the Internet-related excesses that toppled most areas of the sector. We also managed to sidestep some of the most excessively valued tech stocks where fundamentals were weakening - mainly among component manufacturers within the optical and semiconductor spaces - which suffered from excess capacity. Instead, our emphasis for much of the period was on the software and systems companies, which, despite taking hits themselves, outperformed their tech counterparts. Emphasizing larger-cap, more established leadership names both inside and outside of the index - which outperformed secondary and third-tier names - helped limit our downside when the market fell apart. We outperformed the index by focusing solely on the best companies in each space and by not owning the many new companies that went public and collapsed.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Can you discuss the fund's performance relative to its Lipper average?

A. On a competitive basis, the fund's charter to emphasize OTC names hurt performance relative to its Lipper peer group, the mid-cap funds average, which generally was more diversified and less exposed to the tech wreck. The OTC market, and the NASDAQ in particular, is dominated by technology companies - representing about 65% of the index on average during the past year. The fund's tech weighting averaged nearly 70% during this same time frame. Because of that, it can be instructive and useful to compare the performance of the OTC Portfolio to that of other science and technology mutual funds.

Q. Did your central strategies hold throughout the period?

A. No. I shifted gears in the spring from a very conservative posture to a more positive one with a newfound emphasis on cyclical tech stocks. In tech, there's the choice between buying broken growth stocks - which may never recover - and cyclical names that historically go through boom and bust periods. I opted for the latter because I felt that with nearly every NASDAQ name missing its numbers, investors would be more likely to invest in cyclical stocks that historically have anticipated improvements in the business climate. As such, I added to semiconductor and semiconductor capital equipment names, which I felt would benefit when the economy turns.

Q. What stocks had the most influence on performance?

A. Microsoft, the fund's top holding, was a major contributor to performance. While the NASDAQ declined more than 46% during the past year, Microsoft was down only about 5%. It was the only mega-cap technology stock that had even a remotely attractive valuation that also was able to produce better earnings than most of its tech counterparts. The firm benefited from easier earnings comparisons, scant dot-com exposure and a new product cycle. Computer Associates was another winner in the software space. Semiconductor stocks Altera and RF Micro Devices also chipped in some nice gains. On the down side, underweighting some of the more underrepresented sectors in the NASDAQ - particularly finance and consumer stocks - was a mistake, as these groups generally performed well in the face of falling interest rates. In absolute terms, the fund held the three largest names in the OTC market after Microsoft - namely Intel, Cisco and Oracle - which all fell by more than 50% during the period.

Q. What's your outlook?

A. I'm very concerned about the near-term outlook, as valuations in technology - despite their stock prices being cut in half during the past 12 months - remain extremely high given that earnings estimates have fallen even further. My focus is on 2002 and positioning the fund to respond when business ultimately improves, as evidenced by the fund's recent emphasis on semiconductor-related stocks. One of the chief risks I see going forward is that when business does get better, there's the potential for stocks to go down because as earnings numbers normalize, they may not be high enough to justify still-lofty valuations.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: capital appreciation by normally investing in securities principally traded on the over-the-counter market

Fund number: 093

Trading symbol: FOCPX

Start date: December 31, 1984

Size: as of July 31, 2001, more than $8.8 billion

Manager: Jason Weiner, since 2000; manager, Fidelity Contrafund II, 1998-2000; Fidelity Export and Multinational Fund, 1997-1998; several Fidelity Select Portfolios, 1994-1997; joined Fidelity in 1991

Jason Weiner on tomorrow's leaders in technology:

"Cisco Systems was founded in 1984 amid a technology recession. That's symbolic of the fact that, often, new leadership names are born out of major market declines, such as the one we're experiencing today. The challenge we face as investors is that the companies that performed so well and drove the markets higher in the past aren't likely to be the same ones that drive us out of a correction. It's going to take a new set of themes, a new batch of entrepreneurs and companies to come to the scene to get this market moving again. They'll have to have new applications, new technologies and new breakthrough price performance. The managers that have learned from what happened over the past couple of years, and can apply those lessons to new companies, I think are going to be interesting to keep an eye on for the next five years. Some of these companies won't become public for a while, and hopefully won't do so too early like much of the last crop. Examples of areas in technology that I feel, even in this down market, will be addressed by these new firms include: wireless data, peer-to-peer file sharing networks and Internet copyright protection. I plan to monitor these developments closely as I try to identify the next generation of leaders in technology."

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	16.0	10.8
Intel Corp.	4.9	0.5
Altera Corp.	2.7	0.3
Brocade Communications System, Inc.	2.4	1.2
ASML Holding NV (NY Shares)	2.3	0.2
Amgen, Inc.	2.1	1.7
Check Point Software Technologies Ltd.	1.9	2.3
Broadcom Corp. Class A	1.9	0.0
QUALCOMM, Inc.	1.5	1.2
Fifth Third Bancorp	1.5	0.2
	37.2
Top Five Market Sectors as of July 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	64.7	55.5
Health Care	10.5	15.3
Industrials	7.6	4.1
Consumer Discretionary	6.2	3.4
Financials	3.3	3.5
Asset Allocation (% of fund's net assets)
As of July 31, 2001 *		As of January 31, 2001 **
	Stocks 93.5%		Stocks 92.2%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 6.4%		Short-Term Investments and Net Other Assets 7.7%
* Foreign investments	9.7%	** Foreign investments	9.2%

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Annual Report

Investments July 31, 2001

Showing Percentage of Net Assets

Common Stocks - 93.5%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 6.2%
Auto Components - 0.2%
Gentex Corp. (a)	577,200	$ 18,926
Hotels, Restaurants & Leisure - 0.6%
CBRL Group, Inc.	405,800	7,868
Ryan's Family Steak Houses, Inc. (a)	3,800	63
Starbucks Corp. (a)	2,293,800	41,380
		49,311
Internet & Catalog Retail - 0.7%
eBay, Inc. (a)	998,700	62,489
Media - 1.7%
Charter Communications, Inc. Class A (a)	850,000	18,309
Comcast Corp. Class A (special) (a)	1,750,000	66,553
Macrovision Corp. (a)	1,276,400	61,688
		146,550
Multiline Retail - 1.2%
Dollar Tree Stores, Inc. (a)	4,200,000	109,326
Specialty Retail - 1.8%
Abercrombie & Fitch Co. Class A (a)	1,340,000	52,019
American Eagle Outfitters, Inc. (a)	750,000	27,563
Bed Bath & Beyond, Inc. (a)	250,000	8,058
CDW Computer Centers, Inc. (a)	1,025,000	44,044
Movie Gallery, Inc. (a)	145,600	4,183
Regis Corp.	505,000	9,398
Staples, Inc. (a)	1,100,000	16,489
		161,754
TOTAL CONSUMER DISCRETIONARY		548,356
CONSUMER STAPLES - 1.0%
Beverages - 0.1%
Cott Corp. (a)	700,000	9,152
Food & Drug Retailing - 0.2%
Performance Food Group Co. (a)	495,200	15,054
Food Products - 0.1%
Dreyer's Grand Ice Cream, Inc.	344,900	9,495
Tobacco - 0.6%
Philip Morris Companies, Inc.	1,100,000	50,050
TOTAL CONSUMER STAPLES		83,751
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - 3.3%
Banks - 2.8%
Compass Bancshares, Inc.	81,100	$ 2,210
Fifth Third Bancorp	2,100,000	132,342
Mercantile Bankshares Corp.	53,400	2,250
Northern Trust Corp.	950,000	60,610
Regions Financial Corp.	450,000	14,400
SouthTrust Corp.	1,459,800	37,473
		249,285
Diversified Financials - 0.5%
Fannie Mae	500,000	41,625
TeraBeam Labs Investors LLC (d)	44,800	1
		41,626
TOTAL FINANCIALS		290,911
HEALTH CARE - 10.5%
Biotechnology - 4.4%
Amgen, Inc. (a)	2,917,500	182,956
IDEC Pharmaceuticals Corp. (a)	1,570,000	84,749
QLT, Inc. (a)	2,862,560	60,251
Techne Corp. (a)	2,064,300	60,463
		388,419
Health Care Equipment & Supplies - 0.9%
Align Technology, Inc.	135,600	1,012
Biomet, Inc.	1,249,492	60,663
DENTSPLY International, Inc.	400,000	17,720
Wright Medical Group, Inc.	138,200	2,322
		81,717
Health Care Providers & Services - 2.7%
AdvancePCS (a)	985,000	61,169
AmSurg Corp. (a)	136,800	3,829
First Health Group Corp. (a)	1,250,000	33,238
ICON PLC sponsored ADR (a)	204,000	7,473
Lincare Holdings, Inc. (a)	500,000	16,425
Patterson Dental Co. (a)	750,000	26,025
Priority Healthcare Corp. Class B (a)	40,700	975
Province Healthcare Co. (a)	750,000	27,375
Quintiles Transnational Corp. (a)	1,495,000	27,822
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Stewart Enterprises, Inc. Class A	100,000	$ 745
Triad Hospitals, Inc. (a)	954,600	32,380
		237,456
Pharmaceuticals - 2.5%
Bristol-Myers Squibb Co.	700,000	41,398
CIMA Labs, Inc. (a)(e)	937,900	60,457
King Pharmaceuticals, Inc. (a)	1,533,333	69,307
Teva Pharmaceutical Industries Ltd. sponsored ADR	650,000	46,768
		217,930
TOTAL HEALTH CARE		925,522
INDUSTRIALS - 7.6%
Air Freight & Couriers - 1.3%
Expeditors International of Washington, Inc.	1,974,860	112,212
Airlines - 0.6%
Northwest Airlines Corp. (a)	1,195,200	30,896
Ryanair Holdings PLC sponsored ADR (a)	488,900	26,699
		57,595
Commercial Services & Supplies - 4.0%
Cintas Corp.	1,650,000	82,781
Concord EFS, Inc. (a)	1,350,000	77,463
Corinthian Colleges, Inc. (a)	700,000	32,487
Corporate Executive Board Co. (a)	200,000	8,314
CSG Systems International, Inc. (a)	725,500	34,215
On Assignment, Inc. (a)	679,700	12,758
Strayer Education, Inc. (e)	1,317,500	66,903
The BISYS Group, Inc. (a)	690,400	36,929
		351,850
Electrical Equipment - 0.8%
Advanced Energy Industries, Inc. (a)(e)	2,146,600	70,301
Road & Rail - 0.6%
C.H. Robinson Worldwide, Inc.	1,857,300	57,112
Trading Companies & Distributors - 0.3%
Fastenal Co.	354,100	23,194
TOTAL INDUSTRIALS		672,264
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 64.6%
Communications Equipment - 6.3%
Adaptec, Inc.	1,000,000	$ 11,780
Brocade Communications System, Inc. (a)	6,300,000	207,333
Centillium Communications, Inc. (a)	592,570	8,770
Cisco Systems, Inc. (a)	6,823,090	131,140
Comverse Technology, Inc. (a)	696,380	19,694
Emulex Corp. (a)	1,066,040	25,020
JDS Uniphase Corp. (a)	500,000	4,620
Lucent Technologies, Inc.	13,848	93
QUALCOMM, Inc. (a)	2,100,000	132,783
Redback Networks, Inc. (a)	1,000,000	6,400
Sonus Networks, Inc. (a)	370,000	8,118
		555,751
Computers & Peripherals - 1.6%
Dell Computer Corp. (a)	4,550,000	122,532
Electronics for Imaging, Inc. (a)	734,900	16,197
		138,729
Electronic Equipment & Instruments - 2.7%
Cognex Corp. (a)(e)	2,243,000	68,995
Flir Systems, Inc. (a)	177,500	5,341
Sanmina Corp. (a)	5,486,200	119,654
Tech Data Corp. (a)	1,213,500	42,897
		236,887
Internet Software & Services - 4.8%
Check Point Software Technologies Ltd. (a)	3,853,750	170,490
Digital Insight Corp. (a)(e)	1,675,000	31,406
Internet Security Systems, Inc. (a)	340,000	7,830
Niku Corp. (a)	1,922,000	1,461
RealNetworks, Inc. (a)	1,000,000	7,020
SmartForce PLC sponsored ADR (a)	1,400,000	54,208
VeriSign, Inc. (a)	855,600	46,724
Vignette Corp. (a)(e)	13,230,106	105,047
		424,186
IT Consulting & Services - 0.6%
Computer Sciences Corp. (a)	1,468,900	53,042
Semiconductor Equipment & Products - 27.0%
Altera Corp. (a)	7,919,000	238,045
Applied Materials, Inc. (a)	1,450,000	66,497
Applied Micro Circuits Corp. (a)	3,612,600	61,920
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
ASM International NV	1,000,000	$ 22,650
ASML Holding NV (NY Shares)	10,050,000	205,724
Atmel Corp. (a)	1,000,000	10,010
ATMI, Inc. (a)	1,000,000	25,440
Broadcom Corp. Class A (a)	3,850,000	167,976
Brooks Automation, Inc. (a)	250,000	11,893
Chartered Semiconductor Manufacturing Ltd. ADR (a)	3,719,800	98,761
Cree, Inc. (a)	1,995,300	48,805
Cymer, Inc. (a)	900,000	25,623
Cypress Semiconductor Corp. (a)	200,000	5,456
DuPont Photomasks, Inc. (a)(e)	1,020,400	39,357
Exar Corp. (a)	451,700	10,863
FEI Co. (a)	1,034,600	39,294
Helix Technology, Inc. (e)	1,450,500	38,351
Integrated Circuit Systems, Inc. (a)	689,170	13,301
Integrated Device Technology, Inc. (a)	874,400	32,222
Intel Corp.	14,450,000	430,755
Intersil Corp. Class A (a)	3,052,600	105,925
KLA-Tencor Corp. (a)	1,040,700	56,604
LAM Research Corp. (a)	2,835,400	79,363
Lattice Semiconductor Corp. (a)	2,846,000	68,873
Linear Technology Corp.	194,300	8,468
LTX Corp. (a)	2,033,100	42,106
Marvell Technology Group Ltd. (a)	2,545,000	78,106
Micrel, Inc. (a)	282,200	9,504
Micron Technology, Inc. (a)	1,000,000	42,000
MKS Instruments, Inc. (a)	650,000	16,634
Pericom Semiconductor Corp. (a)	50,000	753
PMC-Sierra, Inc. (a)	2,304,900	69,862
QLogic Corp. (a)	500,000	19,205
Semtech Corp. (a)	837,600	31,033
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	696,100	11,346
Varian Semiconductor Equipment Associates, Inc. (a)	75,000	2,637
Vitesse Semiconductor Corp. (a)	2,812,000	55,649
Xilinx, Inc. (a)	2,028,600	81,144
		2,372,155
Software - 21.6%
Activision, Inc. (a)	601,500	20,403
Advent Software, Inc. (a)	250,000	14,130
Barra, Inc. (a)	168,500	8,408
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
BEA Systems, Inc. (a)	2,246,150	$ 49,528
Computer Associates International, Inc.	2,012,100	69,377
Compuware Corp. (a)	91,700	1,256
Electronic Arts, Inc. (a)	1,371,300	78,054
Jack Henry & Associates, Inc.	100,000	2,827
Legato Systems, Inc. (a)(e)	6,530,000	60,925
Microsoft Corp. (a)	21,281,200	1,408,595
National Instruments Corp. (a)	459,500	16,386
Networks Associates, Inc. (a)	100,000	1,684
Numerical Technologies, Inc. (a)	668,400	17,779
Oracle Corp. (a)	2,000,000	36,160
PeopleSoft, Inc. (a)	523,000	22,839
Precise Software Solutions Ltd. (e)	1,991,500	43,096
Rational Software Corp. (a)	1,315,800	22,526
Take-Two Interactive Software, Inc. (a)	220,000	4,369
THQ, Inc. (a)	450,000	22,343
		1,900,685
TOTAL INFORMATION TECHNOLOGY		5,681,435
MATERIALS - 0.3%
Metals & Mining - 0.3%
Anglo American PLC	1,800,000	23,868
Steel Dynamics, Inc. (a)	105,100	1,335
		25,203
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Intrado, Inc. (a)	94,500	2,118
TeraBeam Networks (d)	44,800	45
		2,163
TOTAL COMMON STOCKS (Cost $8,037,834)		8,229,605
Convertible Bonds - 0.1%
Moody's Ratings (unaudited)		Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Cyras Systems, Inc. 4.5% 8/15/05 (c) (Cost $3,595)	-	$ 3,595	$ 4,116
Cash Equivalents - 8.5%
	Shares
Fidelity Cash Central Fund, 3.98% (b)	640,974,215	640,974
Fidelity Securities Lending Cash Central Fund, 3.88% (b)	108,917,500	108,918
TOTAL CASH EQUIVALENTS (Cost $749,892)		749,892
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $8,791,321)		8,983,613
NET OTHER ASSETS - (2.1)%		(181,891)
NET ASSETS - 100%		$ 8,801,722
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,116,000 or 0.1% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
TeraBeam Labs Investors LLC	7/12/01	$ 1
TeraBeam Networks	4/7/00	$ 168
(e) Affiliated company
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $23,505,537,000 and $23,115,855,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $816,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $46,000 or 0% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $19,443,000. The weighted average interest rate was 6.6%. At period end there were no interfund loans outstanding.

Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $9,176,687,000. Net unrealized depreciation aggregated $193,074,000, of which $1,001,433,000 related to appreciated investment securities and $1,194,507,000 related to depreciated investment securities.

The fund hereby designates approximately $1,453,359,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $4,172,480,000 of losses recognized during the period November 1, 2000 to July 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2001
Assets
Investment in securities, at value (including securities loaned of $105,926) (cost $8,791,321) - See accompanying schedule		$ 8,983,613
Cash		535
Receivable for investments sold		82,437
Receivable for fund shares sold		15,194
Dividends receivable		516
Interest receivable		2,117
Other receivables		109
Total assets		9,084,521
Liabilities
Payable for investments purchased	$ 147,183
Payable for fund shares redeemed	18,609
Accrued management fee	6,199
Other payables and accrued expenses	1,890
Collateral on securities loaned, at value	108,918
Total liabilities		282,799
Net Assets		$ 8,801,722
Net Assets consist of:
Paid in capital		$ 13,191,376
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,581,948)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		192,294
Net Assets, for 267,068 shares outstanding		$ 8,801,722
Net Asset Value, offering price and redemption price per share ($8,801,722 ÷ 267,068 shares)		$32.96

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2001
Investment Income Dividends (including $253 received from affiliated issuers)		$ 11,598
Interest		47,999
Security lending		1,358
Total income		60,955
Expenses
Management fee Basic fee	$ 70,395
Performance adjustment	12,901
Transfer agent fees	23,835
Accounting and security lending fees	944
Non-interested trustees' compensation	35
Custodian fees and expenses	259
Registration fees	1,021
Audit	71
Legal	39
Interest	4
Reports to shareholders	223
Miscellaneous	45
Total expenses before reductions	109,772
Expense reductions	(3,646)	106,126
Net investment income (loss)		(45,171)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(23,990) on sales of investments in affiliated issuers)	(4,239,141)
Foreign currency transactions	(171)	(4,239,312)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(2,271,003)
Assets and liabilities in foreign currencies	17	(2,270,986)
Net gain (loss)		(6,510,298)
Net increase (decrease) in net assets resulting from operations		$ (6,555,469)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2001	Year ended July 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (45,171)	$ (49,633)
Net realized gain (loss)	(4,239,312)	3,422,203
Change in net unrealized appreciation (depreciation)	(2,270,986)	392,453
Net increase (decrease) in net assets resulting from operations	(6,555,469)	3,765,023
Distributions to shareholders from net realized gains	(2,700,580)	(818,316)
Share transactions Net proceeds from sales of shares	7,203,455	10,986,285
Reinvestment of distributions	2,651,876	802,457
Cost of shares redeemed	(6,345,370)	(7,485,238)
Net increase (decrease) in net assets resulting from share transactions	3,509,961	4,303,504
Total increase (decrease) in net assets	(5,746,088)	7,250,211
Net Assets
Beginning of period	14,547,810	7,297,599
End of period	$ 8,801,722	$ 14,547,810
Other Information Shares
Sold	161,780	166,058
Issued in reinvestment of distributions	43,957	15,285
Redeemed	(147,027)	(114,598)
Net increase (decrease)	58,710	66,745

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 69.82	$ 51.53	$ 40.03	$ 38.46	$ 31.20
Income from Investment Operations
Net investment income (loss) C	(.18)	(.27)	(.07)	(.12)	(.05)
Net realized and unrealized gain (loss)	(24.02)	24.07	13.95	4.21	11.71
Total from investment operations	(24.20)	23.80	13.88	4.09	11.66
Less Distributions
From net investment income	-	-	-	-	(.08)
From net realized gain	(12.66)	(5.51)	(2.38)	(2.52)	(4.32)
Total distributions	(12.66)	(5.51)	(2.38)	(2.52)	(4.40)
Net asset value, end of period	$ 32.96	$ 69.82	$ 51.53	$ 40.03	$ 38.46
Total Return A, B	(42.79)%	50.05%	38.54%	11.87%	41.43%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 8,802	$ 14,548	$ 7,298	$ 4,493	$ 4,023
Ratio of expenses to average net assets	.97%	.76%	.75%	.76%	.85%
Ratio of expenses to average net assets after all expense reductions	.94% D	.75% D	.74% D	.75% D	.84% D
Ratio of net investment income (loss) to average net assets	(.40)%	(.43)%	(.16)%	(.32)%	(.15)%
Portfolio turnover rate	219%	196%	117%	125%	147%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former one time sales charge.

C Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2001

1. Significant Accounting Policies.

Fidelity OTC Portfolio (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, net operating losses, losses deferred due to wash sales, and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .35%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .74% of average net assets after the performance adjustment.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $2,756,000 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $8,000 and $882,000, respectively.

Annual Report

Notes to Financial Statements - continued

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Advanced Energy Industries, Inc.	$ 20,903	$ -	$ -	$ 70,301
CIMA Labs, Inc.	36,052	26,855	-	60,457
Cognex Corp.	1,430	-	-	68,995
Digital Insight Corp.	4,257	209	-	31,406
DuPont Photomasks, Inc.	5,517	-	-	39,357
Helix Technology, Inc..	6,949	-	174	38,351
Legato Systems, Inc.	22,430	-	-	60,925
Phone.com, Inc.	7,975	37,345	-	-
Precise Sofware Solutions Ltd.	19,915	7,247	-	43,096
QLT, Inc.	17,829	32,215	-	-
Strayer Education, Inc.	25,113	-	79	66,903
Vignette Corp.	6,000	-	-	105,047
TOTALS	$ 174,370	$ 103,871	$ 253	$ 584,838

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio, (the Fund), a fund of Fidelity Securities Fund, including the portfolio of investments, as of July 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity OTC Portfolio as of July 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
September 7, 2001

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

Jason Weiner, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund ®

Contrafund® I I

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty®

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Tax Managed Stock Fund

TechnoQuant® Growth Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

OTC-ANN-0901 144033
1.536191.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com